TECHNICAL REPORT

La Currita Project Chihuahua, Mexico

Prepared for

American Stellar Energy, Inc.

October 8, 2005

Jon H. Lehmann, L.P.G.

5712 E. 25thAvenue Spokane, WA 99223 Tel: (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

2.0 3.0 4.0	INTRODUCTION AND TERMS OF REFERENCE………………………. 8 DISCLAIMER…………………………………………………………………11 PROPERTY DESCRIPTION AND LOCATION……………………………12
4.1	Location……………………………………………………………….. 12
4.2	Land Area………………………………………………………………12
4.3	Agreements and Encumbrances…………………………………….. 14
	4.3.1	La Currita Agreement…………………………………………14
	4.3.2	San Miguel Agreement/Paramount Gold J.V……………... 15
	4.3.3	La Millonaria JV Agreement…………………………………17
	4.3.4	Ejido Agreements…………………………………………….. 17
4.4	Environmental Reports and Liabilities………………………………18

5.0	ACCESS, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE AND PHYSIOGRAPHY……………………………………………………………18
5.1	Access…………………………………………………………………18
5.2	Climate……………………………………………………………….	18
5.3	Local Resources and Infrastructure………………………………..	19
5.4	Physiography………………………………………………………..	20

6.0 HISTORY………………………………………………………………………..22 6.1 Pre~American Stellar EnergyExploration and Mining History…22 6.2 American Stellar EnergyExploration History………………………23

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

6.3 San Miguel History…………………………………………… 24
6.4 La Millonaria History………………………………………… 26
6.5 Historice Resource Estimates……………………………….. 27
7.0 GEOLOGIC SETTING…………………………………………………. 30
7.1 Regional Geology………………………………………………. 30
7.2 Local Geology…………………………………………………… 32
7.2.1 La Currita Area…………………………………………. 32
7.2.2 San Miguel Area………………………………………… 33
7.2.3 La MIllonaria Area……………………………………… 34
8.0 DEPOSIT TYPES……………………………………………………….. 35
9.0 MINERALIZATION……………………………………………………. 35
9.1 La Currita Area…………………………………………………. 35
9.2 San Miguel Area………………………………………………… 36
9.3 La Millonaria Area……………………………………………… 37
10.0 EXPLORATION BY THE ISSUER………………………………………37
11.0 DRILLING…………………………………………………………………37
11.1 Summary………………………………………………………… 37
11.2 Drill Data………………………………………………………… 39
12.0 SAMPLING METHOD AND APPROACH…………………………….40
12.1 Summary………………………………………………………… 40
13.0 SAMPLE PREPARATION, ANALYSIS, AND SECURITY………… 41
14.0 DATA VERIFICATION………………………………………………… 42
15.0 ADJACENT PROPERTIES………………………………………………44
16.0 METALLURGICAL PROCESSING / METALLURGICAL TESTING.46
17.0 MINERAL RESOURCE ESTIMATE…………………………………….46
18.0 MINERAL RESERVE ESTIMATE………………………………………46
19.0 OTHER RELEVANT DATA AND INFORMATION…………………47

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

20.0	INTERPRETATIONS AND CONCLUSIONS……………………….	47
21.0	RECOMMENDATIONS……………………………………………….	48
22.0	REFERENCES…………………………………………………………..	50
23.0	CERTIFICATE OF AUTHOR………………………………………….	52

LIST OF TABLES

Table

Table 1.1 Recommended La Currita Exploration Program………………..	7
Table 4.1 Tres de Mayo S.A. de C.V. Agreement Concessions……………	15
Table 4.2 Minera Navojoa S.A. de C.V. Agreement Concessions…………	16
Table 4.3 Minas de Topago S.A. de C.V. Agreement Concessions……….	17
Table 11.1 Kalahari Resources 1991 RC Drill Program Results……………	39
Table 11.2 Silver Standard Resources 1998 Core Drilling Results………..	40
Table 14.1 ALS Chemex Sample Results……………………………………	43

LIST OF FIGURES

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

1.0 EXECUTIVE SUMMARY

Jon H. Lehmann, Licensed Professional Geologist #1971 in the State of Washington has prepared this independent technical report on the La Currita Project, Chihuahua State, Mexico at the request of American Stellar Energy, Inc., a U.S. public corporation (AMRS).

AMRS anticipates obtaining financing or other business activities in Canada related to the project that may fall within the scope of Canadian Securities Administrator’s (CSA) National Instrument 43~101 (NI 43~101). The technical report is written in compliance withthe disclosure and reporting requirements set forthin the CSA National Instrument 43~101, Companion Policy 43~101CP, and Form 43~101F.

U.S. shareholders and potential investors are advised that mining property technical reports to be used for public disclosure inthe U.S. fall under the requirements of the United States Securities and Exchange Commission’s (SEC) Securities Act Industry Guide 7 “Description of Property by Issuers Engaged or to be Engaged in Significant Mining Operations”. The principal differences between NI43~101 and Industry Guide 7 are explained in section 2.0.

1.1

Introduction

The La Currita project is located about 400 km southwest of the cityof Chihuahua inthe State of Chihuahua innorthern Mexico. The project is situated on the western edge of the Sierra Madre Occidental in the Temoris mining district. It includes three separate land holdings, all located within20 km of the town of Temoris and include the La Currita group of mining concessions (64 hectares), which contains a producing gold~silver mine and 150 ton/day flotation mill, the San Miguel group of mining concessions (275 hectares), which contains historically productive mines, including the bonanza grade San Luis gold mine that has been inactive since flooded in 1963, and the La Millonaria group of mining concessions (875 hectares), which also contains a historic gold mine.

AMRS began acquiring the properties in May of 2005 and has focused most of its effort in land acquisition and re~establishing production of gold and silver from the La Currita mine. No substantive exploration has been conducted on the properties by AMRS.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

1.2

Geology and Mineralization

The La Currita project is situated on the western, incised side of the Tertiary Sierra Madre Occidental (SMO) volcanic plateau, which runs northwest~ southeast between two southern extensions of the basin and range physiographic province. The SMO is characterized by an up to 1,000 meter thick Lower Volcanic Sequence of andesitic flows, volcanic sediments and intrusive bodies that are unconformably overlain by a thick (up to 1,000 meters) Upper Volcanic Sequence of caldera~related rhyolitic flows, ignimbrites and domes. Precious metal mineralization in the SMO is hosted in low~sulfidation quartz veins, breccias and stockwork zones that formed inthe Lower Volcanic Sequence principally along northwest trending, extensional normal faults.

The La Currita project is located in the Temoris mining district, which lies within the northwest trending Sierra Madre Occidental epithermal mineral belt that hosts several multi~million ounce gold/silver deposits that have been recently discovered or are currently in production. Examples of some of these deposits include Minefinders’Dolores, Gammon Lake’s Ocampo, Alamos’ Mulatos and Palmarejo Gold’s Palmarejo deposits.

The primary controls of gold~silver quartzveins on the La Currita project include the N30W Sulema vein structure at the La Currita Group, the N10~25W Guazapares fault zone, sub parallel Batocegachic fault zone and southwest trending Sangre de Cristo fault at the San Miguel Group, and the E~W trending La Millonaria structure at the La Millonaria property.

1.3

Exploration and Mining History

The Temoris mining district has been the site of intermittent gold and silver mining from Spanish colonial times. Most of the mining has been done in an informal fashion by local miners (gambusinos) who have focused on near~surface high grade areas.

The La Currita mine was insteady production from 1983 until 1998 and is estimated to have produced about 200,000 tons. Available production records from 1993 to 1998 show that 129,000 tons a with an averaged grade of 2.33 g/t Au

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

and 191 g/t Ag (5.27 Aueq) were produced during this period. A non~NI43~101 compliant resource was calculated by Silver Standard Resources of an additional 109,000 tons of 2.59 g/t Au and 200 g/t Ag (5.67 g/t Au eq) in 1998 when they conducted a diamond drilling exploration program. This resource will need to be verified to bring it into compliance withNI43~101.

The San Luis mine in the San Miguel group was in production from 1958 to 1963 by the Alaska~Juneau Mining Company. The San Luis mine is a hydrothermal breccia body that that was mined to an inclined depth of 815 feet with reported bonanza grade gold encountered as the mine was deepened. According to available historic records of the time, several blocks amounting to about 2,000 tons of 180 g/t Au material were still intact in the mine when it flooded and was abandoned. The presence of this material will need to be verified to bring it into compliance withNI43~101.

The La Millonaria mine was reportedly worked by a French company inthe 1930’s through a combination of open pit and underground workings. No production records were available to the author. The State of Chihuahua’s Direccion General de Fomento Industrial conducted a study of the waste dump at the mine and estimated that 29,700 tons of material containing an average grade of 9.7 g/t Au and 23 g/t Ag was present. The available tonnage and grade of this material will also need to be verified to bring it into compliance with NI43~101.

Simons and Associates conducted exploration for various clients in the late 1970’s on the San Miguel property. Geologic mapping, soil geochemistry and shallow air~track rotary drilling was conducted that outlined an estimated 850,000 tons of heap leachable, oxidized, disseminated silver mineralization at the San Jose mine. A portion of this material was later excavated and processed in a small heap leach operation by local miners. This material will also require verification to bring it into compliance withNI43~101.

Industrias Penoles and Cyprus Minerals also conducted exploration programs on the San Miguel propertyin1975 and 1988, respectively. Other than a few geologic maps, no information of the results of these programs has come available.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

In 1991, Kalahari Resources drilled 29 RC holes at La Currita and in 1998 Silver Standard drilled an additional 8 core holes to develop the above~mentioned non~ NI43~101 compliant resource. No recent exploration since 1998 is known to have been performed on the properties.

1.4

Drilling and Sampling

The above mentioned prior drilling programs on the La Currita project were conducted prior to the implementation of NI43~101 in 2001 and are not in compliance withthe current requirements of NI43~101. The available information available from these drilling programs insummary form only and should not be relied upon.

1.5

Metallurgical Testing

Historical production records and current operations at the La Currita 150 ton/day flotation mill indicate average gold and silver recoveries of around 85% for bothmetals. Although this is may be a satisfactory recovery level at present, the author recommends that metallurgical optimization studies be conducted to evaluate if this recovery percentage can be increased. AMRS’s current plans include utilizing the La Currita Mill for processing material from other properties in the area. The material from these properties may require different processing methods to optimize precious metal extraction and metallurgical testing must be incorporated into an economic feasibility study to classify this material as mineral reserves.

1.6

Mineral Resource Estimation

The above mentioned mineral resource calculation performed by Silver Standard Resources on the La Currita property, the historic resource blocks at the San Luis mine, the oxide silver at the San Jose mine and the estimated tons and grade of waste dump material at the La Millonaria mine were performed prior to the implementation of NI43~101 are not in compliance withits requirements. They are mentioned inthis report for historic purposes only and to provide an order~ of~magnitude guide to potential mineralization on the La Currita project. An NI43~101 compliant exploration program will be required to verifythe presence of any resources on the project.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

1.7 Summary and Conclusions

The author has reviewed the available project data, visited the project site and taken independent samples to verify the presence of potentially economic grades of gold and silver mineralization on the project. The author believes the data presented by AMRS and the property owners are a reasonable representation of the La Currita gold~silver project.

The La Currita project is comprised of three separate properties, each of which merits further evaluation. Economic precious metal deposits require suitable structural preparation and host rocks combined with long~lived, episodic mineralizing events. All these components appear to be present on the La Currita project properties and should be further evaluated.

No mineral resources or mineral reserves can be ascribed to the project at this time. Verification of historically indicated bodies of mineralized material is required through an appropriate, NI43~101 compliant exploration program including a rigorous sample QA/QC program, database documentation and geologic modeling under the supervision of a “Qualified Person”as defined in NI43~101. An initial program of property~wide geologic mapping, detailed sampling of identified targets and drilling is recommended.

Less than half of the known strike length of the Sulema vein structure on the La Currita property has been explored. The potential presence of additional, less obvious vein structures on the property and their intersections as well as the potential for improved gold grades in ore shoots at depth on the Sulema vein merits evaluation.

Based on the currently available data, the author believes that drill testing of several of the targets such as La Currita, the San Luis mine and San Jose will clearly be warranted and other drill targets will likely be added by the recommended exploration program.

The author finds that based on the historic gold and silver production from the properties, historic exploration findings, the geologic attributes and the current gold and silver price environment that La Currita is a project of merit and warrants additional exploration to evaluate the potential for hosting economic precious metal deposits.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

1.8 Recommendations

The author believes that an aggressive exploration program is warranted on the La Currita project properties to evaluate the apparent potential for precious metal deposits. The proposed program should address both the near term needs of bringing the processing facilities at La Currita up to industry standards in terms of reliability and optimal recovery of gold and silver from the tons processed, developing reserves for near term mining and exploring outside the immediate mine area to develop future reserves.

The existing flotation mill at La Currita is experiencing operational start~up inconsistencies as a consequence of sitting idle for several years and the lack of available parts on~site for needed repairs has resulted in extended periods of poor milling availability while parts are retrieved from Chihuahua or put on order. The Mine Manager has determined that the minimum amount required to obtain sufficient parts or replacements to put the mill on a steady performance rate is $150,000.

Detailed underground surveying, geologic mapping and sampling to accurately define ore shoots is recommended at La Currita. This should be followed by drilling of the ore shoots above and below existing workings to define resources in three dimensions. Concurrently, an initial metallurgical review by a qualified metallurgical engineer of the mill capabilities, operational features and general ore characteristics should be initiated to obtain recommendations for future improvements and ore testing procedures.

The properties should be geologically mapped on an appropriate scale with an air photo topographic base map and detailed sampling initiated on identified target areas to develop drill targets.

The approximate costs of the recommended work program are summarized in Table 1.1.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Table 1.1 Recommended La Currita Project Exploration Program

Area	Item	Cost (US$)
La Currita	Land Costs	$200,000
	Detailed underground mapping and sampling ~~~~~~~~~~~~~~~~~~50,000
	Property wide geologic mapping and sampling	80,000
	Air Photo topo base map	10,000
	Metallurgical review	15,000
	Environmental studies and permitting	30,000
	Core drilling (4,000m)	800,000
	Mill parts and equipment	200,000
	Engineering and mine planning studies	80,000
	Subtotal	$1,435,000
San Miguel	Land Costs	200,000
	Propertywide geologic mapping and sampling	100,000
	Air Photo topo base	20,000
	Environmental studies and permitting	20,000
	Underground mapping and sampling	80,000
	Detail sampling of potential drill targets	120,000
	Core drilling (3,000m)	600,000
	Engineering and mine planning studies	80,000
	Subtotal	$1,220,000
La Millonaria	Land Costs	50,000
	Environmental studies and permitting	25,000
	Build/improve access road	50,000
	Detailed sampling and evaluation of dumps	80,000
	Metallurgical test work	30,000
	Propertywide geologic mapping and sampling	120,000
	Detail sampling of drill targets	100,000
	Core drilling (3,000m)	600,000
	Subtotal	$1,055,000
	15% Contingency	556,500
	TOTAL	$4,266,500

Jon Lehmann, L.P.G.

7 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

2.0 INTRODUCTION AND TERMS OF REFERENCE

Jon H. Lehmann, Licensed Professional Geologist #1971 in the State of Washington has prepared this report on the La Currita Project, Chihuahua State, Mexico at the request of American Stellar Energy, Inc., a U.S. public corporation (AMRS).

The La Currita Project is held in AMRS’s 97% controlled Mexican subsidiary, Amermin S.A. de C.V., and is comprised of three, separate land packages located in the general vicinity of the town of Temoris, Mexico. The three properties include the La Currita group (10 kilometers northwest of Temoris), the San Miguel group (14 kilometers northof Temoris) and the La Millonaria group (16 kilometers west~southwest of Temoris). The Project is named for the principal La Currita property that includes an operating underground mine, 150~ton per day flotation mill, laboratory, field office, storage, housing, landing strip and is the center of AMRS’s operations in the area.

The purpose of this Technical Report is to provide a technical summary of the La Currita Project to be filed with the pertinent regulatory agencies and made available to the public by AMRS. AMRS anticipates obtaining financing or other business activities inCanada related to the project that may fall within the scope of Canadian Securities Administrator’s (CSA) National Instrument 43~101 (NI 43~ 101). The technical report is written in compliance with the disclosure and reporting requirements set forthinthe CSA National Instrument 43~101, Companion Policy 43~101CP, and Form 43~101F.

U.S. shareholders and potential investors are advised that mining property technical reports to be used for public disclosure in the U.S. fall under the requirements of the United States Securities and Exchange Commission’s (SEC) Securities Act Industry Guide 7 “Description of Property by Issuers Engaged or to be Engaged in Significant Mining Operations”. One important difference between the U.S. and Canadian disclosure requirements is the limitation by the SEC of the disclosure of the quantity and grade of mineralized material to only that which falls under the Proven and Probable reserve categories. Canadian requirements permit the additional disclosure of mineralized material in the Measured and Indicated resource categories, as long as the stated reserves and resources are derived in compliance with the requirements of NI 43~101. All of the available historic resource calculations conducted on the La Currita Project

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

were performed prior to its enactment in 2001 and are not in compliance with the requirements of NI 43~101. They are included for order of magnitude or historic reference purposes only and should not be relied upon. No Proven and Probable reserves, as defined by the SEC, are currently defined on the La Currita project.

The principal difference between material that can be classified as a “reserve” versus a “resource”is that a “reserve”is that portion of the “resource”that has been reasonably demonstrated (in the judgment of the “qualified person(s)”) to be economically viable to mine based on a multi~disciplinary feasibility study including examination of mining, metallurgical, economic, marketing, legal, environmental, social and governmental factors (CIM Definition Standards, 2004).

The SEC also does not permit disclosure of information on adjoining properties that may indicate or suggest that similar conditions are present on the subject property. The Canadian NI43~101 format requires a discussion of adjoining properties. U.S. investors are advised that the portion of this report referring to adjoining properties is not to be relied upon.

The scope of this study included a site visit, review of available technical reports and data provided to the author by AMRS and property owners, relative to the general setting, geology, project history, exploration activities and results, methodology, quality assurance, interpretations, resources and metallurgy.

The author has relied upon the data and information provided by AMRS and property owners for the completion of this report. The author’s mandate was to comment on substantive public or private documents and technical information listed in Section 22. A site visit was required and the preparation of this independent technical report containing the author’s observations, conclusions and recommendations. The author conducted a site inspection on June 30 through July 7, 2005. This inspection included review of available data in the AMRS office at La Currita, a field review of mining operations, visits to the properties and limited independent sampling to verify the character of mineralization.

The author believes that the data presented by AMRS and the property owners are generally an accurate and reasonable representation of the La Currita Project.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Currency, units of measure, and conversion factors used in this report include:

Linear Measure 1 inch	= 2.54 centimeters =	254 millimeters
1 foot	= 0.3048 meter
1 yard	= 0.9144 meter
1 mile Area Measure 1 acre 1 square mile	= 1.6 kilometers = 0.4047 hectare = 640 acres
= 259 hectares
Capacity Measure 1 US Gallon	=4 quarts	= 3.785 liters
Weight 1 short ton	= 2000 pounds	= 0.907 tonne
1 pound	= 0.454 kilogram	= 14.5833 troy ounces
Analytical Values		grams per troy ounces per
	Percent	metric tonne short ton
1%	1%	10,000 291.667
1 gm/tonne	0.0001%	1 0.0261667
1 oz troy/short ton	0.003429%	34.2857 1.0
10ppb		0.00029
100 ppm		100 2.917

Currency ~Unless otherwise indicated, all references to dollars ($) in this report refer to currency of the United States.

Frequently used acronyms and abbreviations

AA Amermin AMRS Ag Au	atomic absorption spectrometry Amermin S.A. de C.V. American Stellar Energy Inc. silver gold
Jon Lehmann, L.P.G. 5712 E. 25th Avenue Spokane, WA 99223 (509) 535~8452		10

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Aueq

gold~equivalent grade, using a 65 grams Ag = 1 gram Au conversion factor.

Cu

copper

Pb

lead

Zn

zinc

As

arsenic

Sb

antimony

Hg

mercury

CIM

Canadian Institute of Mining, Metallurgy and Petroleum

Core

diamond drill drilling method

CRM

Consejo de Recursos Minerales

FA

fire assay

FA~AA

fire assay withatomic absorption finish

g

grams

g Ag/t

grams of silver per metric tonne

g Au/t

grams of gold per metric tonne

has.

hectares

km

kilometer

m

meters

mm

millimeters

RC

reverse circulation drilling method

t

tonnes

tpd

tonnes per day

3.0 DISCLAIMER

This preliminary assessment of the La Currita Project includes opinions regarding exploration and developmental potential for the project as well as recommendations for further analysis. These opinions and recommendations are intended to serve as guidance for future development of the project, but should not be construed as a guarantee of success.

The author has not conducted detailed land status evaluations and is not a “Qualified Person” to do so in Mexico. Land status, legal information and copies of the agreements for the properties that make up the project have been presented by AMRS and property owners and have been relied upon.

Jon Lehmann, L.P.G.

11 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

The author did not conduct any investigation of the environmental or social~ economic issues associated withthe La Currita Project beyond its review of available AMRS data.

As stated previously, this Technical Report is written following the prescribed format requirements of Canadian Securities Administrator’s National Instrument 43~101 and applicable companion policies. The Canadian requirements for information required in a technical report are more exhaustive than those required under the applicable SEC regulations and include information such as quantified “resources”and adjoining property information not permitted by the SEC. US investors should not rely upon this information.

4.0 PROPERTY DESCRIPTION AND LOCATION 4.1 Location

The La Currita Project is located in the southwest corner of the State of Chihuahua in northern Mexico, approximately 265 kilometers by air and 400 kilometers by road from the city of Chihuahua, the state capitol (Figure 4.1). The project lies inthe Temoris mining district, part of the northwest~trending gold~ silver belt of the Sierra Madre Occidental mountainrange. The three properties that comprise the project are all located within20 kilometers of the town of Temoris.

The project is located on the Instituto Nacional de Estadistica Geographica e Informatica (INEGI) Temoris, Chinipas de Almada and Milpillas 1:50,000 scale topographic maps and centered on coordinates 27 degrees 20 minutes latitude and 108 degrees 20 minutes longitude. The coordinate system used for all maps and figures inthis report is the Universal Transverse Mercator (WGS84) Zone 12 (Northern Hemisphere) projection.

4.2 Land Area

The La Currita Project consists of approximately 1,015.13 hectares covered by exploration and exploitation concessions in three, separate groups (Figure 4.2). The central, La Currita Group covers a contiguous area of 64.45 hectares with four concessions. The northern, San Miguel Group covers an area of 275.36

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

hectares withtwelve concessions and the southern, La Millonaria Group covers 875.32 hectares with four contiguous concessions.

The Chihuahua Direccion General de Mineria administers the lands in the La Currita Project area. Concession boundaries are surveyed as part of the process of obtaining exploration and exploitation concessions.

SIERRAMADRE GOLD-SIL VER BELT
DOLORES 4.5mm oz
Minefinders
MULATOS 3.0mmo z
Alamos
OCAMPO 3.0mm oz
Gammon Lake
PALMAREJO 3.0mm oz
Palmarejo Gold
LA CURRITA
ELSAUZ AL 2.5mmoz
Glamis
ELCAIRO1.0mmoz
Morgain Minerals
MONTERDE 1.3mmoz
Kimber
El Paso
Ciudad Juárez
Rio Bravo
RAILROAD
Ojinaga
Chihuahua
Delicias
Hidalgo del Parral
2
37
10
16
45
49
USA
Chihuahua
Gulf of Mexico
Mexico City
Pacific Ocean
32°
24°
104°
96°
88°

AmericanStellar EnergyInc.

LACURRIT APROJECT

CHIHUAHUA, MEXICO

Figure 4.1

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

4.3 Agreements and Encumbrances

Mineral rights in Mexico are reserved to the federal government and freely transferable mineral right concessions are granted by the Direccion General de Mineria (DGM) permitting exploration and exploitation by the owner. Exploration concessions have a term of six years and are converted to exploitation concessions upon submission of an acceptable mining plan. Exploitation concessions have durations of 50 years, once renewable for an additional 50 years. Annual mining duties are payable in advance twice yearly, in November and May of each year. The annual duties are calculated on a per~ hectare basis and vary according to the type and age of concession, generally between $4 and $12 per hectare (Sanchez Mejorada, 2001). Concessions can be cancelled for failure to pay the mining duties.

The author briefly reviewed records of the La Currita Project concessions at the Direccion General de Minas office in Chihuahua. However, the filing system at this office was in disarray at the time of the visit and complete records were not available at that time. The property owners have stated that the titles are current and up to date and AMRS has stated that they are in the process of conducting legal due diligence on the titles through a Mexican attorney.

4.3.1 La Currita Agreement

An option to purchase agreement between Amermin S.A. de C.V. and Minera Tres de Mayo S.A. de C.V. (Rafael Mario Chavez) for four concessions totaling 64.45 hectares and all associated mining and milling equipment is dated May 12, 2005. The agreement grants Amermin an exclusive option to purchase a 100% interest in the property, mill and mining equipment in exchange for cash payments, including US$41,000 on signing and US$85,000 one month later to take over the operation of the mine and mill. In addition to these initial payments, US$50,000 per month is to be paid until the final purchase price of US$1,200,000 is completed. Minera Tres de Mayo will receive a 5% NSR royalty on production until such time that US$600,000 of the purchase price has been received, after which time no further royalty is payable. Amermincan terminate the agreement with 30 days notice. The following concessions are included in the agreement:

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Table 4.1 Tres de Mayo S.A de C.V. Agreement Concessions

Name	Title Number	Concession type	Area (has.)
Sulema 2	T~191332	Exploitation	15.8280
La Curra	T~186172	Exploitation	37.6593
El Rosario	T~185236	Exploitation	10.9568
La Currita	E~99/2515	Exploration	13.8813

According to the available records reviewed at the DGM, the Sulema 2 exploitation concession appears to be in good order and expires in 2040. No records of the other concessions were available but it appears reasonable that they would have similar expiration dates. A complete record of these concessions should be addressed in the due diligence legal review.

4.3.2 San Miguel Agreements

An option to purchase agreement between Amermin S.A. de C.V. and Minera Navojoa S.A. de C.V. (Maria del Carmen Valenzuela and John Simons) for twelve concessions totaling 275.36 hectares is dated May 12, 2005. The agreement grants Amermin the exclusive option to purchase a 100% interest in the property for cash payments including US$300,000 on signing and US$100,000 every six months thereafter for two years to complete a total purchase price of US$700,000. No royalty is retained or payable to the vendor. Amermin can terminate the agreement with30 days notice. The following concessions are included in the agreement:

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Table 4.2 Minera Navojoa S.A. de C.V. Agreement Concessions

Name	Title Number	Concession Type	Area (has.)
Guadalupe de los Reyes	T~17225	Exploitation	8.0
El Rosario	T~166430	Exploitation	14.0
Swanwick	T~166428	Exploitation	70.1316
Las Tres S.S.S.	T~166429	Exploitation	19.1908
Las Tres B.B.B.	T~166427	Exploitation	23.0010
El Carmen	T~166426	Exploitation	59.0864
San Miguel	T~166401	Exploitation	12.9458
Santa Clara	T~166425	Exploitation	15.0
Sangre de Cristo	T~166424	Exploitation	41.00
Empalme	T~166423	Exploitation	6.0
San Luís	T~166422	Exploitation	4.0
San Juan	T~166402	Exploitation	3.0

Records of all twelve San Miguel group concessions were reviewed at the DGM and all twelve appeared to be in good order and expire in 2043. A complete record of these concessions should be addressed in the due diligence legal review.

AMRS has subsequently entered into a joint venture agreement with Paramount Gold Corp., a non~affiliated U.S. public company, dated August 3, 2005 whereby Paramount can earn an initial 25% interest by making cash payments of $50,000 on signing and $250,000 upon receipt of certified title to the properties. Paramount may further increase their interest to 35% by paying an additional $100,000 and issuing 300,000 common shares to AMRS by November 18, 2005. Paramount can then increase their interest to 55% by expending $1,000,000 on exploration and issuing another 200,000 common shares within18 months of the signing date and to 70% by expending an additional $1,500,000 on exploration within 30 months of the signing date. Paramount will also make $50,000 annual payments to AMRS while the agreement is in affect. AMRS can extract up to 75 tons of ore per day for processing at the La Currita mill while Paramount is conducting exploration. Once Paramount has earned a 55% interest it becomes operator of the property and can process up to 75 tons/day at the La Currita mill, paying AMRS for actual milling costs plus 10% net smelter returns.

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4.3.3 La Millonaria Agreement

A joint venture agreement between Amermin and Minas de Topago S.A. de C.V. (Miguel Cervantes Soto) involving four concessions totaling 875.32 hectares is dated June 9, 2005. The agreement grants Amermin a seven year option to earn a 60% interest in the property by paying $100,000 within 60 days of signing and providing the start~up capital (estimated at $350,000) and operational expertise to put the property into production at a rate of 75 tons per day. Amermin can subsequently increase the production rate to 175 tons per day and retain 100% of the increased revenues until payback of the expansion costs are recovered.

Table 4.3 Minas de Topago S.A. de C.V. Agreement concessions

Name	Title Number	Concession Type	Area (has.)
La Colmena	T~181965	Exploitation	16.0
La Billonaria	T~196120	Exploitation	34.0
La Mexicana	T~211981	Exploitation	675.32
Cuitlahuac	T~191845	Exploration	150.00

According to the available records reviewed at the DGM, the La Billonaria concession expires in 2041 and the La Mexicana concession expires in 2048. No records of the Cuitlahuac and La Colmena concessions were available. A complete record of these concessions should be addressed in the due diligence legal review.

4.3.4 Ejido Agreements

In addition to the option to purchase and joint venture agreements to the mineral rights concessions described above, AmerminS.A. de C.V. has a verbal agreement (Trevizo, personal communication) with the Guazapares Ejido, or surface owner council, for the use of the surface rights at the La Currita property in exchange for approximately $100 per month rental fees. No agreements with the respective Ejidos at the newly acquired San Miguel and La Millonaria properties had been arranged at the time of this report. It is recommended that Amermin obtain signed, written agreements with each respective Ejido for all three properties that define the use of the surface for exploration, surface disturbance and exploitation activities.

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4.4 Environmental Reports and Liabilities

AMRS is not aware of any environmental reports or liabilities that may affect the La Currita project properties. Numerous unfenced shafts are present on the San Miguel Group and two tailings disposal areas are present on the La Currita property. One of these tailings piles has suffered from erosion. The sulfide content of the tailings, after processing through the flotation mill, is very low and does not appear to represent a significant threat of acid generation. No environmental permits or reports are known to have been in place by previous operators of the La Currita mine and mill. AMRS is investigating if previous permits are in place. Permits are required for exploration and exploitation activities in Mexico through SEMARNAP (Secretaria de Medio Ambiente, Recursos Naturales y Pesca) and incude basic environmental impact assessment for mining activities and surface disturbance permits for exploration drilling and road building. It is recommended that AMRS contract a qualified Mexican environmental consulting firm to determine permit requirements for planned activities.

5.0 ACCESS, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE AND PHYSIOGRAPHY

5.1 Access

Access to the La Currita project area from Chihuahua is via paved highway 127 to Creel and then by gravel road to Temoris. Dirt roads lead from Temoris to the three properties that comprise the project. Driving time from Chihuahua is roughly 9 hours. The Chihuahua~Pacific railway also has twice daily passenger service from Chihuahua to Temoris. The train ride from Chihuahua also takes about 9 hours. A small airstrip is present in Temoris and at the La Currita mine site for light aircraft.

5.2 Climate

The climate of the La Currita Project area is moderate with cool winters and warm summers. Average maximum temperature is about 33C, with an average minimum temperature of about 5C. Lower elevation portions of the project area (La Millonaria) are notably warmer in the summer months than the higher elevation areas (San Miguel).Rainfall occurs mainly in the summer months as

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thunderstorms and average annual precipitation is approximately 800 mm. The elevation of the La Currita project areas ranges from 370 meters at La Millonaria to 1,750 meters above mean sea level at the San Miguel property. All anticipated exploration and mining work can be conducted year round.

5.3 Local Resources and Infrastructure

The La Currita project area has fairly well developed infrastructure and a local work force familiar with mining operations. Temoris is the largest town in the area with a population of approximately 2,000 inhabitants. Guazapares is a town of 400~500 people situated one kilometer from the San Miguel property. The La Currita and La Millonaria properties are situated in sparsely populated rural areas. Other than locally available basic supplies, it is generally necessary to travel to Chihuahua for most mining equipment and supplies.

A 33,000 volt power line has recently been constructed from Temoris to Chinipas, passing near the La Currita propertyand a branch line was recently installed to Guazapares. Electrical power for the mill at La Currita is currently supplied by a diesel powered generator.

A modern, standard gauge railroad, the Chihuahua~Pacific Railway passes two kilometers east of Temoris. This railway connects Chihuahua to numerous stations through the Sierra Madre, including Temoris, and continues to Los Mochis on the Pacific Ocean. The railway was completed in 1962 and is run by Ferrocarril Mexicano, a private rail carrier. Two passenger trains and one freight trainpass Temoris station daily.

Water is readily available at all three properties. The La Currita mine presently pumps water from a nearby arroyo into a concrete holding tank from which water for the mill and domestic use flows by gravity feed. The San Luis mine on the San Miguel Group flooded in 1963 and is currently used as an adjunct source of water for Guazapares. The Chinipas river flows through the La Millonaria Group. The higher elevation areas in the general area, including the San Miguel group, are heavily timbered with pine forests providing abundant wood for timbering and mining needs.

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5.4 Physiography

The La Currita Project area is located in a historic mining district on the western flank of the Sierra Madre Occidental, a north~northwest trending mountain range that extends through the central portion of northern Mexico. The Sierra Madre Occidental is composed of a relatively flat~lying sequence of Tertiary volcanic rocks that forms a volcanic plateau incised by steep~walled canyons in the project vicinity. The Sierra Madre Occidental descends to the west into an extensional Basin and Range province and then to the coastal plain of western Mexico. The property lies near the boundary of the volcanic plateau and the Mexican Basin and Range province.

The La Currita Project area is hilly to mountainous with pine forests at higher elevations and desert deciduous trees, cacti and scrub vegetation at lower elevations.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

View looking northwest showing the general physiographic character of the San Miguel Group area with rolling, forested hills and pasture areas. The white arrow points to the access decline shaftof the San Luis Mine.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

View looking east at the La Millonaria Mine situated on the east bank of the Chinipas River. The white arrow points to the silicified structure that was historically mined and the black arrows point to the waste dump left from operations in the 1930’s.

6.0 HISTORY

6.1 Pre~American Stellar Energy Exploration and Mining History

The Temoris mining district is reported to have had large but unknown quantities of gold and silver production dating from Spanish colonial times. Local miners claim that mines in the area have been worked for over 100 years and the abundance of mine workings scattered throughout the district attests to a long and productive history. Most of the mines have been worked in an informal fashion by local miners (gambusinos) with little or no grade control or effective mine planning. The most renown and well documented of the mines in the district is the San Luis mine at Guazapares where bonanza grade gold shoots were mined to an inclined depthof 815 feet by the Alaska~Juneau

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Mining Company in the late 1950’s to 1963. The district has seen limited, intermittent exploration programs by multinational companies from the late 1970’s on but serious attention is now being paid to the district spurred by the success of Palmarejo Gold Corp. who have been drilling out a multimillion ounce gold and silver resource on their Palmarejo project (Figure 4.2).

6.1.1 La Currita Group

The La Currita mine is a relatively newly discovered mine in the district, withthe currently producing Sulema veinreportedly discovered by local miners of the Rascon and Cervantes families in 1981~82. In 1983, Minera Tecpan S.A. de C.V. represented by Mr. Jim Patterson and American partners purchased the property. At that time, the veinonly had some minor pits and open cuts across the surf icial exposures of the vein. The veinwas essentially high~graded by the gambusinos removing very little tonnage. Mr. Patterson’s operation began as a 40 tpd gravity/flotation circuit mill withunderground mining guided by prospectors who crushed and panned favorable looking vein material to determine where to mine, as is customary gambusino procedure in the district. Mr. Patterson’s partners were killed ina plane crash while attempting to land on the small airstrip on the propertyand Ibance S.A., represented by Mr. Rafael Chavez of Chihuahua was brought inas a partner. The mill capacitywas subsequently increased to 150 tpd in 1993 (R. Trevizo, pers.comm.).

The mine was inrelatively continuous operation from 1983 to 1998 producing roughly 200,000 tons of material from five levels to a depthof 120 meters from surface along roughly 440 meters of strike length. Production records from the period 1994 to May 10,1998 report that a total of 129,636 tons of veinmaterial was processed during the period withan average grade of 191 g/t Ag and 2.33 g/t Au, giving a gold~equivalent grade (Aueq) of 5.27 g/t (Konkin, 1998).

In 1991, Kalahari Resources Inc. optioned the propertyand completed 29 RC drill holes. Kalahari was reportedly experiencing financial difficulties at the time and was unable to maintainthe option (Konkin, 1998). In 1998, Silver Standard Resources Inc. optioned the property, mapped and sampled the undergound workings, drilled 8 core holes and calculated a preliminary resource of 109, 802 tonnes withan average grade of 200 g/t Ag and 2.59 g/t Au based on the 37 drill holes and underground channel sampling results (R. Miller, 2005).

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

The author cautions that the above historic production records and resource calculation could not be independently verified. Available report copies in which they are listed are incomplete and lacking necessary information to determine their compliance withcurrent standards. They were produced prior to the implementation of NI 43~101, do not comply withthe current requirements of NI 43~101 and thus should not be relied upon. The author believes that they represent a reasonable order~of~magnitude indication of observed mineralization and underground workings on the property however they are listed in this report for historical reference only.

Ownership of the property passed to Mr. Rafael Chavez of Chihuahua in late 1998 and the mine was subsequently idled until February, 2004 when Diversified Financial Resources took out an option to purchase the property. Diversified Financial Resources reportedly defaulted on the agreement inApril of 2005 and the propertyreturned to Mr. Chavez (Trevizo, pers. comm.). In May of 2005, AMRS signed an option to purchase agreement and has since been rehabilitating the equipment on site, processing stockpiled and newly mined veinmaterial from the propertyas well as processing material on a contract basis from small mines in the vicinity. Mr. Ramiro Trevizo, a long~time mine operator inthe district, is overseeing AMRS’s operations on the project site.

6.1.2San Miguel Group

The San Miguel group of concessions has reportedly been an intermittent producer of silver and gold since the early 18th century when it was first worked by the Spanish. Most of the production has come from crudely mined vein deposits evidenced by numerous shafts and pits, many of which are now caved and overgrown by vegetation. Most of the early workings only exploited the near~surface, oxidized portions of the veins. The San Miguel concessions cover portions of three mineralized, subparallel, northwest~trending fault zones known as Guazapares, Sangre de Cristo and Batocegachic.

The most extensive historical development occurred along the mineralized Guazapares fault zone and includes fairly extensive underground workings in the San Miguel mine as well as the adjoining San Antonio and El Carmen mines to the northof San Miguel. The San Jose mine, a few hundred meters to the south of San Miguel, was the site of a small open~pit, heap leach silver operation in the mid~1980’s.

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The San Luis mine is the site of a high~grade, gold~rich breccia body that was developed along 13 levels to an inclined depth of 815 feet (248 meters) by the Alaska~Juneau Mining Company from 1958 to 1963, at which time the mine was reportedly flooded, abandoned and no further development has occurred. The “vein”portion of the breccia that was mined is reported to have been 2 to 4 meters wide. Based on reports from the period, areas of blocked~out, bonanza grade ore may still remain in place. Reports from the period indicate that the average grade milled was on the order of 12 g/t Au, 350 g/t Ag and 10% Pb, however, the gold grade increased withdepth and the reports include some spectacular sample results of several hundred grams gold per ton.

The El Carmen and San Antonio mines, immediately northwest of the San Luis were also the site of significant historic development which reportedly reached depths of 100 meters and mined along 700 meters of strike lengthina vein 1 to 4 meters wide.

The Sangre de Cristo, Guadalupe de los Reyes, San Juan and El Rosario concessions cover portions of southwest~trending mineralized structures at he northend of the Guazapares structure. These concessions have also been the site of rudimentary historic underground workings.

The Empalme and San Miguel concessions are situated astride the northwest~ trending Batosegachic fault zone. Gold and silver mineralization is present ina 10 to 20 meter wide fault breccia zone. The Elyca concession, which lies between the San Miguel and Empalme concessions, was the site of bothopen pit and underground mining in the early 1990’s by local miners who direct shipped the ore recovered to the Asarco smelter in El Paso. The Elyca was developed by means of an open trench and underground workings that reportedly reached a depth of 80 meters and mined up to the border withthe San Miguel concession. The average ore grade reported (Brown, 1993) was 3~4 g/t Au and 800 g/t Ag. A shaft present on the San Miguel concession was reportedly also worked inthe early 1990’s by the Mangarez family, presumably along the same structure and this also reported similar grades as the Elyca workings (Brown, 1993).

Simons and Associates, a geologic consulting firm inCheyenne, Wyoming, evaluated the San Miguel group for various clients in the mid~late 1970’s and conducted a program of mapping and sampling some of the underground

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workings in the San Luis/San Jose area followed by a soil geochemical grid survey and shallow, rotary air track drilling of portions of the resultant Ag and Pb geochemical anomaly. They found that disseminated silver mineralization is present in the highly fractured and stockwork veined hanging wall of the Guazapares fault zone and calculated an estimated 850,000 tons of oxidized material withan average grade of 134.5 g/t Ag available at surface to a depthof 20 meters from the surface. Simons stated that the drill available could not reach greater depths and that the hanging wall zone potential had not been fully tested (Simons, pers comm.). An estimated 20,000 tons of this oxidized silver deposit was excavated by a local mining group in the mid 1980’s and processed witha small heap leach facility.

Kennecott, Penoles and Cyprus conducted exploration in the area, including the San Miguel Group inthe late 1970’s –early 1980’s as evidenced by copies of a few of their maps in the possession of Mr. Simons but no detailed information has come available regarding their programs or the results thereof.

6.1.3 La Millonaria Group

According to Filemon Cervantes, one of the current owners, the La Millonaria mine was originally discovered by Spanish colonialists but most of the historic development was performed by a French company inthe 1930’s. La Millonaria is a 20~30 meter wide, intensely silicified and stockwork veined, east~west trending structure that can be traced on surface for a minimum distance of 250 meters withadditional workings present up to a kilometer along strike. Scattered prospects and adits are present along the structure and the Cervantes are currently selectively mining 5 to 10 tons per day, processing the material witha knelson concentrator and pan amalgamation to recover a reported 10 g/ton Au on average. Previous workings include a combination of open pit trenching and presently caved underground workings of unknown extent.

In 1993, Direccion General de Fomento Economico, a state agency, undertook a study of the waste dumps at La Millonaria at the request of the owners to determine a preliminary calculation of the tonnage and grade of material present and estimated that 29,698 tonnes are present with an average grade of 9.702 g/t Au and 23 g/t Ag.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

6.2 American Stellar Energy Exploration History

AMRS has only recently acquired the La Currita Project properties and most of their efforts have been concentrated on refurbishing the La Currita mine and mill. No substantive exploration has been conducted by them to date.

6.3 Historic Resource Estimates 6.3.1 La Currita

In 1998, Silver Standard Resources Inc. optioned the La Currita property, mapped and sampled the undergound workings, drilled 8 core holes and calculated a preliminary resource in five, steeply northand southraking ore shoots (Figure 6.1) of 109, 802 tonnes withan average grade of 200 g/t Ag and 2.59 g/t Au based on Silver Standard’s underground channel sampling, 8 core holes and the results of Kalahari Resource’s 29 RC holes drilled in 1991 (Konkin, 1998).

The Kalahari Resources and Silver Standard drilling appears to have been concentrated along the 400 –500 meter strike lengthof historic workings on the Sulema veinstructure and do not appear to have tested any additional areas along strike or elsewhere on the property.

The author cautions that the above resource calculation could not be independently verified. Available report copies in which they are listed are incomplete and lacking necessary information to determine their compliance withcurrent standards. Available drill hole information is insummary form only and is presented intables 11.1 and 11.2 in Section 11 of this report. They were produced prior to the implementation of NI 43~101, do not comply with the current requirements of NI 43~101 and thus should not be relied upon. The author believes that they represent a reasonable order~of~magnitude indication of observed mineralization and underground workings on the property however they are listed inthis report for historical reference only.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

6.3.2 San Luis Mine (San Miguel Group)

According to historic records of the Alaska~Juneau Mining Company, ore block development conducted prior to the 1963 flooding of the mine included blocks of bonanza grade gold ore on the 640, 670 and 700 levels of the mine that reportedly contained the following reported tons and grade:

640 level –800 tons averaging 236 g/t Au and 134 g/t Ag 670 level –625 tons averaging 130 g/t Au and 165 g/t Ag 700 level –735 tons averaging 71 g/t Au and 195 g/t Ag

These reported ore blocks do not appear to have been removed prior to the flooding and may remainintact.

The author cautions that the above mentioned ore blocks have not been independently verified. No further information other than historic mine maps and reports was available. These resources were developed prior to the 2001 implementation of NI43~101 and are not compliant withthe requirements of NI43~101. They are presented in this report for historic reference only and are not to be relied upon.

6.3.3 La Millonaria Group

In 1993, Direccion General de Fomento Economico, a state agency, undertook a study of the waste dumps at La Millonaria at the request of the owners to determine a preliminary calculation of the tonnage and grade of material present and estimated that 29,698 tonnes are present with an average grade of 9.702 g/t Au and 23 g/t Ag.

The author cautions that the above mentioned resource estimate has not been independently verified. The work was performed prior to the 2001 implementation of NI43~101 and is not compliant withthe requirements of NI43~ 101. It is presented in this report for historic reference only and are not to be relied upon.

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7.0 GEOLOGIC SETTING 7.1 Regional Geology

The La Currita Project is situated along the western flank of the Sierra Madre Occidental (SMO) volcanic province which is aligned along a northwest~ southeast axis and extends roughly 1,200 kilometers in lengthand 200 to 300 kilometers in width. The SMO is a huge, middle Tertiary volcanic province which extends from the southwestern United States to central Mexico and splits the extensional Basin and Range province into western and eastern segments on either side of the SMO. The SMO is truncated by the east~west trending Mexican Volcanic Belt to the south(Ferrari et al, 1999). Two, largely co~extensive igneous sequences, the Upper and Lower volcanic series make up the volcanic province. The Upper volcanic sequence (UVS) is composed of dominantly horizontally to shallowly east~dipping silicic ash flow tuffs and rhyolitic lavas withminor amounts of andesitic lavas. The Lower volcanic sequence (LVS) is composed of largely intermediate composition volcanics and intrusives.

The LVS reaches a thickness of up to 1,000 meters and is comprised of abundant intrusive as well as volcanic rocks of dominantly andesitic composition. The LVS unconformably overlies or intrudes folded Mesozoic strata or late~Paleozoic terrane. The LVS are late Cretacous to Eocene in age, the older limit being fixed by age determinations on intrusive phases that cut the surrounding andesites. Intercalated limestone beds inthe LVS attest to locally subaqueous depositional environments. The LVS are thought to reflect the eastward migration of subduction~related arc magmatism that slowly migrated eastward during the early Tertiaryand then retreated westward more quickly, reaching the western marginof the conti nent by the end of the Oligocene (Sedlock, et al, 1993).

The UVS also reaches a thickness of up to 1,000 meters and is comprised of dominantly caldera~related rhyodacitic and rhyolitic ignimbrites accompanied by rhyolitic flows and domes with minor mafic lava flows. The UVS is Oligocene to Miocene inage and readily identified in the project area by the steep cliffs of rhyolitic tuffs, flows and ignimbrites that attain a thickness of up to 120 meters (Miller, 2005). This silicic volcanism is thought to be largely the result of fractional crystallization of mantle~derived basalts produced by the subduction o f the Farallon plate (Ferrari, et al, 1993) and appears contemporarywiththe

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waning of compression which followed the Laramide orogenesis and withthe first part of Basin and R ange extension.

Figure 7.1 –Geodynamic map of Mexico from Ferrari et al, 1999

The LVS is dominated by significant northwest regional block faults formin g the foci for the epithermal mineralization in the region. Bothsequences have been uplifted by a long, northwest trending anticline with superimposed domes, anticlines and structural depressions.

In the Temoris mining district, the LVS appears to be dominated by regionally propylitized andesite flows and epiclastic rocks withrelated andesitic porphyry intrusions. Dacitic to rhyodacitic endogenous domes may be related to the UVS. Northwest trending extensional faults appear to be the principal conduits for mineralization and zones of west~trendin g flexures and dilation at structural

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

A gold~silver metallogenic province that hosts a number of significant low~ sulfidation epithermal polymetallic gold~silver deposits lies along the western portion of the Sierra Madre Occidental (Figure 4.1). Mineralization is predominantly hosted in the LVS.

7.2 Local Geology

The two geologic units that are exposed within the La Currita project area are the LVS and UVS. These rocks are composed of andesites, rhyolite flows and ignimbrites, andesitic and latitic porphyries and andesitic epiclastic sediments. Geologic descriptions contained in this report are summarized from the author’s observations, previous reports and the Temoris and Chinipas quad geologic maps recently published (2004) by the Consejo de Recursos Minerales.

7.2.1 La Currita Area

The La Currita group of concessions is principally underlain by andesite volcanics, andesitic red~bed agglomerates, ash flow tuffs, amygdaloidal andesite flows and andesitic epiclastic sediments of the LVS. The LVS inthe general are reportedly reaches thicknesses of up to 400 meters (Miller, 2005). Cliff~forming UVS rhyolites are mapped along ridgetops inthe far northern and extreme southeastern portions of the property(Figure 7.1).

North~northwest and northwest striking normal faults, bothsouthwest and northeast dipping, are mapped inthe immediate vicinityof the propertyand th e mineralized Sulema vein structure appears to have been emplaced in a 10 to 20 meter wide fault zone that strikes N30 W on average and dips 50°~70° to the northeast, averaging 55°. The Sulema veinstructure has been traced on surface for at least 1100 meters within the propertyboundary (Konkin, 1998).

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

7 .2.2 San Miguel Area

The San Miguel group of concessions is similarly underlain by andesitic volcanics and tuffaceous rocks of the LVS with cliff~forming rhyolite flows and ignimbrites of the UVS capping rid ges in the area (Figure 7.2).

North~northwest and northwest striking faults are the dominant structural features in the area and appear to control mineralization although southwest striking structures are also mineralized. The portion of the Guazapares fault zone covered by the San Miguel concessions has historically been the most productive structure in the area. It strikes from N15W to N30W and dips 50°to 70° to the northeast in the southern half of the structure (Santa Clara, Tres BBB, San Jose) and 60° to 78° to the southwest in the northern portion of the structure (San Luis, San Antonio, El Carmen). This dip change and structural intersections with N5W and E~W faults may have created a dilatent zone inthe vicinity of the San Luis mine providing a conduit for the formation of a hydrothermal breccia pipe, or le ns at that locality.

Dacite and andesite porphyry intrusive dikes and plugs intruding along the northwest structures likely play a role inthe mineralization of the area.

The Sangre de Cristo area is characterized by northeast~southwest striking, 35° to 55° southeast dipping mineralized vein structures.

The Batosegachic fault zone is characterized by a 20~meter wide, mineralized fault breccia zone striking N30W and dipping 75° to the southwest where observed in the Elyca workings.

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7.2.3 La Millonaria Area

The La Millonaria group of concessions also appear to be underlain primarily by intermediate volcanic rocks of the LVS though no geologic map coverage of the area was available at the time of the site visit.

The historic La Millonaria mine consists of an intensely silicified and variably stockwork veined zone 20~30 meters wide that strikes east~west witha roughly vertical dip. The silicified zone can be traced in outcrop for 250 meters along strike to the east and additional prospects and workings are said to be present over a kilometer distance (Figure 7.3). The structure is cut by north~south, subvertical joints and is intruded by a post~mineral, 4~meter wide dacite dike emplaced parallel to strike roughly in the center of the silicified zone.

The host rock at La Millonaria is a hematitic, tuffaceous andesite withvariable a rgillic alteration enveloping the silicified zone.

The Cuitlahuac prospect is situated on the east bank of the Chinipas river roughly 5 kilometers north~northwest of the La Millonaria mine. It is a N55E striking veinstructure that dips 60° to the southeast withina 200 meter wide zone of moderately silicified tuffaceous andesite. A 30 meter long, 2 meter wide and 15 meter deep open cut exposes a banded chalcedonic veinthat varies from 0.5 to 1.0 meters wide.

3,017,000 N

3,016,000 N

3,015,000 N

3,014,000 N

3,013,000 N

3,012,000 N 751,000 E 752,000 E

	753,000 E 754,000 E UTM GRID	755,000 E 756,000 E

0

500m 1.0km Scale: 1:40,000

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8.0 DEPOSIT TYPES

Mineralization in the La Currita project area, including prospects throughout the Temoris mining district, are epithermal, structurally controlled, low~sulfidation, silver~gold vein/breccia deposits predominantly occurring in north~northwest trending structures. Subordinate east~west and southwest structures are also mineralized. Stockwork veining in the hanging walls and sometimes footwalls of the mineralized structures is characteristic of the larger deposits in the region. This deposit type is characteristic of the western Sierra Madre gold~silver metallogenic province. Low sulfidation deposit types are characterized by a lower overall sulfide content and significant component of meteoric water input to the hydrothermal system.

Multiple phases of mineralization are observed at each of the properties in the project area characterized by an early, likely higher temperature phase of base metal enriched quartz vein/breccias and a later phase of comb quartz to chalcedonic silica +/~carbonate withextremely fine~grained, dark sulfide that carries higher precious metal content. Metal zonation, bothvertically and laterally, appears to an important consideration inguiding exploration at the La Currita project.

9 .0 MINERALIZATION 9 .1 La Currita Area

Silver~Gold veins and vein/breccia occurs within the northwest striking Sulema vein structure. Multiple stages of hydrothermal activityfilled the structure with quartzand quartz~carbonate veins as evidenced by banded colloform vein te xtures and cross~cutting vein episodes.

Sulfide content inthe vein is low, 2% or less, and ore minerals include pyrite, acanthite, electrum, native gold, freibergite and trace amounts of chalcopyrite, bornite, galena and sphalerite (Konkin, 1998). Gangue minerals include quartz, calcite, siderite, adularia, sericite, chalcedony, iron oxides and rare pyrite. All o bserved sulfides inhand specimens are very fine grained.

The vein structure appears to have a fairly consistent widthof 10 –15 meters but lo cally pinches to 5 meters and can reach 20 meters in areas. The ore grade

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

portion of the vein structure is about 1.5 meters thick and wanders between the footwall and hanging wall of the structure.

The richest ore appears to be contained in hematitic, microcrystalline quartz with exsolved calcite replacement textures. A select grab sample of this material by the author assayed 58.6 g/t Au and 729 g/t Ag. These textures are generally indicative of the higher levels of a low~sulfidation vein system and indicate that gold grades may improve at depth. This model of mineralization appears to hold true at the adjacent Guadalupe –Las Animas structure on trend to the northwest where Palmarejo Gold has announced the observation of improving gold grades withdepth in their drill results. The core drilling conducted at La Currita by Silver Standard Resources also demonstrates improving gold grade in their deeper holes.

The Sulema veinstructure has a pronounced argillic alteration halo in the hanging wall of the structure, locally stockwork veined. This alteration halo was observed to extend 40~50 meters into the hanging wall where observed at the mine site. Geologic mapping of the structure, alteration types and cross structures is necessary to determine if areas favorable to host bulk~tonnages of economic material may be present. The existence of significantly wider zones of mineralization than that which has been mined is suggested by the results of Kalahari Resources drill hole #2 which encountered 21.8 meters averaging 1.51 g /t Au and 149 g/t Ag.

9.2 San Miguel Area

Gold~silver veins, vein/breccias and hydrothermal breccias occur in northwest and southwest striking structural zones with mapped strike lengths of up to 6 kilometers on the property. Gold and silver mineralization is associated with a variety of alteration assemblages that include propylitic, argillic, quartzvein stockworks and phyllic alteration.

Stockwork veining and argillic alteration are observed in the highly fractured hanging wall of the Guazapares structure, especially evident in the San Jose zone where previous work showed that bulk tonnage potential is present. Areas of structural deflections and intersections favor the development of hydrothermal breccias and vein breccias. There appears to be a metal zonation, at least along the Guazapares structure, where mineraliza tion appears to be more silver~rich in

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

th e southern, northeast~dipping portion of the structure and more gold~rich in the northern, southwest~dipping portion of the structure. According to old reports, the San Luis mine was initially silver~rich near the surface withthe gold content increasing withdepth.

At least three stages of mineralization occur at the San Luis mine. A banded, white sterile quartz withcomb structure, microcrystalline quartz with associated sulfides and chalcedonic, banded quartz withlocal amethystine quartz. Sulfides in the San Luis mine include argentiferous galena, pyrite, silver sulfosalts, electrum, native gold, sphalerite and chalcopyrite.

9 .3 La Millonaria Area

Mineralization at the La Millonaria is hosted inan east~west striking, subvertical intensely silicified structure. East~west and northeast striking cryptocrystalline to chalcedonic quartzveins up to 0.5 meters wide cut the silicified rock. A number of prospects and adits in a silicified cliff face. The mine was historically exploited by bothopen pit and underground methods. Reconnaissance chip/channel samples taken by the author along the base of the silicified cliff contained from 0.35 to 9.41 g/t Au over 7 to 10 meter sample lengths indicating that significant gold mineralization is present inthe silicified material. Additional sampling and m apping are warranted to further define the potential.

1 0.0 EXPLORATION BY THE ISSUER

AMRS has only recently acquired the La Currita Project properties and most of their efforts have been concentrated on refurbishing the La Currita mine and mill. No substantive exploration has been conducted by them to date.

1 1.0 DRILLING 11.1 Summary

Historic information regarding previous drilling on the La Currita project is very limited and is not NI43~101 compliant. Its reference in this report is to provide historic background information and to indicate order~of~magnitude information as one element of guiding future exploration.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

A substantial amount of historic drilling has taken place on the San Miguel group of concessions, focused on the San Luis and San Jose mine areas. The Alaska~Juneau Mining Company included drilling in their underground exploration and development of the San Luis mine however little is known of this drilling other than results depicted on mine maps. The results depicted on the mine maps indicate that additional high grade gold intercepts were encountered in a fan of 6 drill holes drilled from the 815 foot level of the mine. These holes appear to have each been about 50 feet in lengthand drilled beneath th e 815 level.

In the mid~1970’s, Simon and Associates drilled numerous, short air~track drill holes inthe San Luis/San Jose area. No assay certificates or drill hole results are available from this drilling. Air track drilling generally results in unreliable sample quality and cannot be relied upon.

Penoles (1975) and Cyprus (1988) also apparently drilled some holes inthe San Luis/San Jose area as depicted on historic maps. Other than their depiction on these maps, no further information has come available regarding the results of this drilling.

Kalahari Resources conducted an RC drilling program at the La Currita mine in 1991. hey reportedly completed 29 holes that

Twere drilled inthe area of the historic workings on the property. The available information regarding the Kalahari drill holes comes from a copy of a 1998 Silver Standard Resources report. No assay certificates, drill hole location information or other specifics are included.

Silver Standard resources completed an 8 hole core drilling program at the La Currita mine in1998. The results of this drilling program are discussed in their 1998 port. No as resay certificates are included withthe available report copy. The tabled results, as reported in the Silver Standard report, of these two drilling programs are listed in the following section.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

11.2 Drill Data (Please note the following drill data is not NI43~101 compliant, it is presented for historical purposes only and not to be relied upon).

Table 11.1 –Kalahari Resources 1991 La Currita RC Drill Hole Prog ram
~ Summary of Results (Konkin, 1998) ~

Hole# Interval (feet) Interval (meters) True Au Ag From to from to width (m) g/t g/t
1	5	10	1.52	3.05	1.0	1.89	176
2	120	200	36.58	60.96	21.8	1.51	149
3	240	245	73.15	74.67	1.0	0.89	116
4	85	100	25.91	30.48	4.0	2.08	221
5	150	170	45.72	51.82	4.0	1.88	190
6	50	55	15.24	16.76	1.1	1.30	131
7	Missing Data
8	95	115	28.96	35.05	6.0	1.52	97
9	175	195	53.34	56.39	2.2	1.89	127
10	60	70	18.29	21.34	2.8	1.30	166
11	105	125	32.00	38.10	3.6	1.71	184
12	175	195	53.34	59.44	3.8	9.99	212
13	105	110	32.00	33.53	1.5	2.23	120
14	135	180	41.15	54.86	8.9	7.95	227
15	100	105	30.48	32.00	1.5	4.46	117
16	80	85	24.38	27.43	1.5	0.89	82
17	Missing Data
18	195	215	59.44	65.53	4.9	1.77	197
19	130	135	39.62	41.15	1.0	0.34	88
20	45	50	13.72	15.24	1.4	2.74	202
21	Missing data
22	255	260	77.72	79.24	1.0	0.75	53
23	180	190	54.86	57.91	2.1	3.17	153
24	160	195	48.77	59.44	6.1	2.28	298
25	175	205	53.34	62.48	5.0	12.21	340
26	325	330	99.06	100.58	1.0	0.34	51
27	510	515	155.40	156.97	1.3	2.91	86
28	275	280	83.82	85.34	1.1	3.60	164
29	130	135	39.62	41.15	1.1	1.10	141

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Table 11.2 –Silver Standard Resources 1998 La Currita Core Drilling ~Summary of Results (Konkin, 1998) ~

Hole	Location		Angle	Azimuth	T.D.	Interval (m)		True	Au	Ag
No.					(m)	m froto		dth wig/t		g/t
LCD	100+04N	100+09E	~65°	240°	160.9	147.2	148.7	1.4	1.62	118
98~01
LCD	101+00N	101+46E	~70°	240°	214.6	197.0	198.5	1.2	3.85	210
98~02
LCD	102+00N	99+66E	~64°	240°	173.1	156.1	157.5	1.2	1.46	73
98~03
LCD	103+00N	99+65E	~50°	240°	200.6	187.7	189.0	1.3	0.32	55
98~04
LCD	98+58N	99+91E	~65°	240°	157.9	143.7	145.8	1.9	3.42	188
98~05
LCD	96+00N	99+26E	~70°	240°	148.1	121.3	122.8	1.1	1.26	89
98~06
LCD	94+80N	98+50E	~75°	60°	79.3	40.5	42.1	0.4	0.43	57
98~07
LCD	96+50N	99+52E	~75°	240°	197.5	170.4	172.8	1.9	1.7	256
98~08

and tied shut with the attached cording. ples were kept in a secure location, placed into polypropylene rice bags, duct taped shut and hand delivered to the ALS Chemex prep lab in Chihuahua.

Sampling at the mill for metallurgical control utilizes the following procedure: Head– a one pound

s

grab of material is taken every half hour from the conveyor
exiting the cone crusher as it dumps into the ball mill and placed in a plastic bucket. Sixteen samples per 8~hour shift are then composited to give an average head grade.

Tails –Every half hour, an 8 ounce sample of slurry is taken at the tailings pump and 16 such samples are composited to give an average tails grade.

Concentrate –Every half hour, an 8 ounce sample is taken of the material exiting the flotation cells. Three to four composited tube samples of dried concentrate are taken each day to compare against the float concentrate grade, which reportedly compare well.

13.0 SAMPLE PREPARATION, ANALYSIS AND SECURITY

Samples inthe mine laboratory are oven dried, crushed ina jaw crusher, pulverized to ~150 mesh and split for one assay ton fire assays with gravimetric

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

finish. The lab was observed to be relatively clean, well equipped and the assayer experienced and knowledgeable. The author collected four duplicate pulps and one concentrate duplicate for assay at ALS Chemex laboratories as an initial check of lab accuracy. The assay results from ALS Chemex were in general slightly lower than those reported from the mine lab but the variance was generally within an acceptable 10% variance (Table 14.1 –ALS Chemex sample results).

Samples taken by the author were submitted to ALS Chemex in Chihuahua and prepared at their facility in Hermosillo, Sonora. Samples were oven dried and crushed to yield an average 70% passing 2mm. A 200 to 300 g sub~sample was taken using a stainless steel riffle splitter, and this split pulverized to 85% passing 75um (200 mesh)using a ring pulverizer withchrome steel ring.

Au and Ag were analyzed by a 30g fire assay with a gravimetric finish with a lower detection limit of .05 g/t for Au and 5.0 g/t for Ag. To provide additional trace element information, an aqua regia digestion, 34~element ICPAES analysis was conducted that included analysis for Hg by cold vapor/AAS. Metals Ag, Pb and Zn that exceeded the upper limit of the ICPAES technique were re~assayed using an aqua regia digestion with analysis by AAS.

ALS Chemex complies withthe ISO 9001 :2000 and ISO 17025:1999 International qualitycontrol standards and conducts qualitycontrol sample analysis including blanks, contr ol and duplicates witheach sample submission analyzed.

14.0 DATA VERIFICATION

During the propertyvisit the author visited each of the three concession groups and took 16 rock chip channel samples at areas previously identified as mineralized, either by the propertyowners, AMRS personnel, or inhistoric reports inorder to independently verify the presence of gold and silver mineralization. The author personally collected each sample and retained them in his possession until, at the end of the site visit, they were hand delivered to the new ALS Chemex prep facilityinChihuahua. Because the new Chihuahua facility was not yet operational, the samples were then flown to the ALS Chemex prep lab inHermosillo, Sonora and the pulps analyzed at the ALS Chemex laboratory in Vancouver, Canada.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

The author’s on~site verification of the property included the following:

•

Collection and analysis of 16 rock chip~channel samples for gold, silver and multi~element analysis to verify gold and silver mineralization.

•

Collection of four pulp samples and one sample of flotation concentrate from the La Currita mine laboratory to check values reported by the lab.

•

Visual inspection of the geologic characteristics and accessible underground workings at each property.

•

Checking of propertylocations using a WAAS~enabled GPS.

•

Interviewing property owners and AMRS personnel.

•

A limited inspection of available concession records at the DGM office in

Chihuahua.

The ALS Chemex fire assay gold and silver results for the samples taken by the author are listed inthe following table. The 35~element ICP analytical results are listed in the laboratorycertificates included inAppendix A.

Table 14.1 –ALS Chemex sample results

Sample No.	Location	Purpose	Au g/t	Ag g/t
M~1	La Millonaria	10m chip/chan across S1/2 of silf’d zone	0.35	9
M~2	La Millonaria	7m chip/chan N of 4mpostmin dike in silf’d zone	9.41	26
M~ 3	La MIllonaria	12m chip/chan continuation N of M~2	3.62	21
Cuit~1	Cuitlahuac	Grabs of stkwk vein’d silf’d andesite footwall rk	0.22	7
SL~1	San Luis	300 level –15m chip/chan in x~cut silf’d breccia	85.20	339
SL~2	San Luis	Select –oxidized fault gouge –300 level x~cut	2.26	356
LC~1	La Currita	1.5m chip/ch across FW ‘ore zone’Polverinface	0.17	21
LC~2	La Currita	Grabs of 0.4m calcite solution vein~Sulema	58.60	729
LC~3	La Currita	20m chip/chan inHW x~cut –level 5	0.62	5
GDLR~1	Guadalupe	Grabs of arg/silf’d and. NW stx –S end Guad.	13.10	152
GDLR~2	Guadalupe	Dump grabs of vuggy, brx’d qtz vein	1.70	14
GDLR~3	Guadalupe	5m chip/chan sericitic dacite FW at E~W stx	0.40	6
SM~1	San Miguel	Elyca dump grabs~brx’d qtz veinand arg. And.	1.54	502
SM~2	San Miguel	12m chip/chan across face of workings~N end San Miguel concession	1.09	330
T~1	La Currita lab pulps	Lab assay –0.61 g/t Au, 53 g/t Ag	0.58	49
T~2	“	Lab Assay –1.21 g/t Au, 36 g/t Ag	1.09	21
T~3	“	Lab Assay ~< .5 g/t Au, 12 g/t Ag	0.26	14
T~4	“	Lab Assay –0.72 g/t Au, 36 g/t Ag	0.64	25
C~1	“concentrate	Lab Assay –246 g/t Au, 22,120 g/t Ag	233.23	21396

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

The reerties

sults of the author’s limited check sampling verify that the three prop thar

t make up the La Currita project contain potentially economic gold and silve minera lization. Some salient observations on the sample results are as follows:

•

s, not continuous channel

These samples were grabs or chip/channel

samples. An effort was made to take what appeared to be material representative of the sampled interval but chip channels tend to be biased toward material that breaks readily. The purpose of the samples was not to provide repeatable, quantified sampling information but rather to evaluate the presence or lack of precious metal mineralization.

•

The silicified, E~W structure at La Millonaria appears to be strongly mineralized, at least locally, and has a high gold/silver ratio incomparison to typical mineralization in the district, which is silver dominant. This area merits detailtion of precious ed sampling to further quantify the distribu

metals.

•

The 300 leveut at the

ed by

l crosscSan Luis mine was channel sampl

Simons and Associates in the late 1970’s resulting in a 29 meteide zone

r w

aveAu

hannel tath

raging 11 g/t

and 72 g/t Ag. The 15 meter chip/cken by e

autddlu and

g/t

hor in the mie of the same zone contained 85.2 g/t A339 Ag, ade gold is ent confirming that a relatively wide zone of high grpres alends supo the reported bonanza gold grades at depin th ndport tth

e crently floine.

uroded m

•

The samples

e La Currita mine indicate that visual appearance s

from thi not an acceptaide to ore and that detailed channel samg is ble guplin ruired.

eq

•

Thlimited chmples of the La Currita mine laboratory sults sws

e

eck sareho

ththe assay

dures in place at the mine appeatabld

at

procer to be accepe an

th difference

results is within acceptable limits. A

e

inthe

quality
arance/quantrol program withregular insertion of bks, ssulitycolan dlicates and

rol samples along withduplicate analyse

upconts by

ird

a th

party,

cernded to conform NI43 ISO~14001 tified laboratory is recomme~ to

101

s and

sample

requirementmaintainintegrityof the laboratory

results.
15ADJACENT PROP

.0

ERTIES

(NU.S.

e adr Industry

e

ote:

investors arvised that SEC regulations undeGuid7
“ Description of Property by Issuers Engaged or to be Engaged in Significant

Jon Lehmann, L.P.G.

44

5712 E. 25th Avenue Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Mining Operations”does not permit disclosure of information on adjoining properties that may indicate or suggest that similar conditions are present on the subject property. U.S. investors are advised to disregard the information p resented in this section).

Properise the

ties adjacent to the three, separate groups of concessions that compr La Currita project are in general small in size and owned and/or operated by local miners. Palmarejo Gold Corp., a Canadian listed public company majority owned by Bolnisi Gold NL of Australia, holds a major land position of approxe imately 12,100 hectares inthe district and is actively exploring th Palage.

marejo gold deposit and other exploration targets withintheir land pack

The Palmarejo Gold property shares a common boundary on the north and west sides o f AMRS’s La Currita group of concessions.

The Pagold deposit is located approximately 9 kilometers northwest of lmarejo the

uartz

La Currita mine. Gold and silver mineralization at Palmarejo occurs as q veins and breccias within west~northwest and northwest striking fault zones. The primary controls of gold~silver mineralization at Palmarejo are the west~ northwest striking La Prieta and the northwest striking La Blanca structures, bothof which dip to the southwest, as well as a broad zone of stockwork mineraes lization that formed at the intersection of the structures. Significant zon of stoco occur along the hanging wall and footwall of kwork mineralization als

bot hprincipal structures (MDA, 2004, Palmarejo~Trogan Technical Report). Palmaorp. and its predecessor, Bolnisi Gold NL, have been drilling at rejo Gold C

Palmarejo since November, 2003 and according to their most recently announced mineral resource estimate, have developed an NI43~101 compliant measured and indicat1.57 g/t ed resource of 9.8 million tonnes with a weighted average grade of

Au and

nal

222 g/t Ag (Aueq= 4.98 g/t). Inferred resources amount to an additio

10.6 m2

illion tonnes at an average grade of 1.40 g/t Au and 196 g/t Ag (Aueq= 4.4 g/t) for a total measured, indicated and inferred resource of 3.1 million gold~ equiva lent ounces (Palmarejo Gold website www.palmarejogold.com).

Palmarejo Gold is also drill testing other targets on their propertypackage including the Guadalupe –Las Animas zone, situated immediately northwest of the La Currita holdings (figure 4.2). The Guadalupe~Animas structure is described inthe Palmarejo technical report as the northwest extension of the La Currita mineralized structure.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

The general geologic characteristics of the mineralized structures contained in the La Currita project land package share many similarities to those which have been explored in detail at Palmarejo, however a detailed exploration program is required to fully evaluate the potential for similar size and grade of deposits. No assurances can be given that further exploration of the La Currita project will locate and define significant deposits of economically viable mineralization.

16.0 METALLURGICAL PROCESSING AND METALLURGICAL TE STING

The 150 ton/day flotation mill at the La Currita property has been in relatively steady operation since the early 1980’s and reported recoveries for gold and silver have averaged around 80~85% for each. The author is not aware of any metallurgical studies having been performed other than hands~on fine tuning and experimentation withflotation reagents. Although current recoveries are fairly good, further metallurgical studies are recommended to determine if recoveries can be further optimized. The metallurgical characteristics of material from different areas of the mine may differ appreciably, particularly inthe oxidized and mixed oxide~sulfide portions. Because the La Currita mill is anticipated to be processing not only those materials from the La Currita mine but potentially from deposits on the San Miguel and La Millonaria properties, as well as feed from other small mines in the area, detailed metallurgical studies should be performed to help optimize recoveries. The addition of a cyanide circuit for example, may enhance the overall gold and silver recoveries, particularly of oxidized material.

17.0 MINERAL RESOURCE ESTIMATE

No mineral resource estimate was performed for this technical report. Available data is not NI43~101 compliant. Verification of historic data and geologic modeling of the mineralization withan NI43~101 compliant exploration program is required.

18.0 MINERAL RESERVE ESTIMATE

The project does not contain mineral reserves as defined by NI43~101 or SEC Industry Guide No. 7. To develop mineral reserves, the project first requires the d evelopment of at least an NI43~101 compliant indicated mineral resource before

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

further upgrading to a mineral reserve by conducting studies of mining, metallurgical, geotechnical, environmental, economic, social, governmental and capital and operating cost factors.

19.0 OTHER RELEVANT DATA AND INFORMATION

The author is unaware of additional information regarding the La Currita Project that is pertinent to the technical report.

20.0 INTERPRETATIONS AND CONCLUSIONS

The author has reviewed the available project data, visited the project site and taken independent samples to verify the presence of potentially economic grades of gold and silver mineralization on the project. The author believes the data presented by AMRS and the property owners are a reasonable representation of the La Currita gold~silver project.

The La Currita project is comprised of three separate properties, each of which merits further evaluation. Economic precious metal deposits require suitable structural preparation and host rocks combined with long~lived, episodic mineralizing events. All these components appear to be present on the La Currita project properties and should be further evaluated.

No mineral resources or mineral reserves can be ascribed to the project at this time. Verification of historically indicated bodies of mineralized material is required through an appropriate, NI43~101 compliant exploration program including a rigorous sample QA/QC program, database documentation and geologic modeling under the supervision of a “Qualified Person”as defined in NI43~101. An initial program of property~wide geologic mapping, detailed sampling of identified targets and drilling is recommended.

Less than half of the known strike lengthof the Sulema vein structure on the La Currita propertyhas been explored. The potential presence of additional, less obvious vein structures on the propertyand their intersections as well as the potential for improved gold grades in ore shoots at depthon the Sulema vein merits evaluation.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Based on the currently available data, the author believes that drill testing of several of the targets such as La Currita, the San Luis mine and San Jose will clearly be warranted and other drill targets will likely be added by the recommended exploration program.

The author finds that based on the historic gold and silver production from the properties, historic exploration findings, the geologic attributes and the current gold and silver price environment that La Currita is a project of merit and warrants additional exploration to evaluate the potential for hosting economic p recious metal deposits.

21.0 RECOMMENDATIONS

The author believes that an aggressive exploration program is warranted on the La Currita project properties to evaluate the apparent potential for precious metal deposits. The proposed program should address both the near term needs of bringing the processing facilities at La Currita up to industry standards in terms of reliability and optimal recovery of gold and silver from the tons processed, developing reserves for near term mining and exploring outside the immediate mine area to develop future reserves.

The existing flotation mill at La Currita is experiencing operational start~up inconsistencies as a consequence of sitting idle for several years and the lack of available parts on~site for needed repairs has resulted in extended periods of poor milling availabilitywhile parts are retrieved from Chihuahua or put on order. The Mine Manager has determined that the minimum amount required to obtain sufficient parts or replacements to put the mill on a steady performance rate is $150,000.

Detailed underground surveying, geologic mapping and sampling to accurately define ore shoots is recommended at La Currita. This should be followed by drilling of the ore shoots above and below existing workings to define resources in three dimensions. Concurrently, an initial metallurgical review by a qualified metallurgical engineer of the mill capabilities, operational features and general ore characteristics should be initiated to obtain recommendations for future im provements and ore testing procedures.

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The properties should be geologically mapped on an appropriate scale with an air photo topographic base map and detailed sampling initiated on identified ta rget areas to develop drill targets.

The approximate costs of the recommended work program are summarized in Table 1.1.

Table 1.1 Recomm ended La Currita Project Exploration Program

Area	Item	Cost (US$)
La Currita	Land Costs	$200,000
	Detailed underground mapping and sampling ~~~~~~~~~~~~~~~~~~50,000
	Property wide geologic mapping and sampling	80,000
	Air Photo topo base map	10,000
	Metallurgical review	15,000
	Environmental studies and permitting	30,000
	Core drilling (4,000m)	800,000
	Mill parts and equipment	200,000
	Engineering and mine planning studies	80,000
	Subtotal	$1,435,000
San Miguel	Land Costs	200,000
	Propertywide geologic mapping and sampling	100,000
	Air Photo topo base	20,000
	Environmental studies and permitting	20,000
	Underground mapping and sampling	80,000
	Detail sampling of potential drill targets	120,000
	Core drilling (3,000m)	600,000
	Engineering and mine planning studies	80,000
	Subtotal	$1,220,000
La Millonaria	Land Costs	50,000
	Environmental studies and permitting	25,000
	Build/improve access road	50,000
	Detailed sampling and evaluation of dumps	80,000
	Metallurgical test work	30,000
	Propertywide geologic mapping and sampling	120,000
	Detail sampling of drill targets	100,000
	Core drilling (3,000m)	600,000
	Subtotal	$1,055,000
	15% Contingency	556,500
	TOTAL	$4,266,500

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22.0 REF ERENCES

Becker, C.M., 1934, Mine Report, Properties of Mr. Ramon Valenzuela Guazapares, Artistrihuahua, Mexico, private report to Mr. James N. N eaga Dict, Chixon, 11 p. B93, Report on San Miguel Mine, private report, 17 p.

rown, A., 19

Fsquare, G., Venegas~Slogy of the errari, L., Paalado, S., Romero~Rios, F., 1999, Geo Wco Volcanic Belt and adjacent Sierra sco Block

estern MexiMadre Occidental and Jali, Gciety of America Spe

eological Social Paper 334, pp. 65~83.

K, 1998, La Currita Project Preliminarram

onkin, K.G.y Diamond Drill Hole Prog Crces Inc.20 p. hihuahua, Mexico, private report for Silver Standard Resou, M2005, Mining Operatos iller, R.A.,

tion Disclosure La Currita Project Los Llani
Mct Municipio de Guazapares Temoriste repo

ining Distri, Chihuahua, Mexico, privart fd Financial Resources.

or Diversifie

Mpment Associates, Gmarejo~ ine Develoustin, M.M., 2004, Technical Report Pal Tt Chihuahua, Mexico ,72 p.

rogan Projec

Rugo, J., 1993, Informe de la Visita a la

odriguez~LMina “La Colmena”o

“

Ubicada en el Municipio de

de

Millonaria”,

Chinipas, Chih.,Direccion General
Fnomico, 19 p.

omento Eco

S991, Sierra Madre Occidental Metallogenic PSociety alas, G.P., 1rovince, Geologic of AGeology of NorthAmerica,

merica, The

v.P~3, pp. 197~198 Saw in Mexico, LLawye

anchez Mejorada, R., 2001, An Overview of Mining Latin

r, N ov/Dec 2001, pp. 61~63

Seamon, W.H., 1954, Report on Guazapares Group of Mining Claims, private report fo r American International Minerals Corporation, 16 p.

Jon Lehmann, L.P.G.

50 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Sedlock, R.L., Orega~Gutierrez, F., and Speed, R.C., 1993, Tectonostratigraphic Terranes and Tectonic Evolution of Mexico, Geological Society of America Abstracts withProgram, v.15, p.273.

Unknown, 1958, Guaza pares, private report for Alaska~Juneau Mining Company, 9p.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

23.0 CERTIFICATE OF AUTHOR

I, Jon H. Lehmann, do hereby certify that:

1 . I am an independent Consulting Geologist withoffice located at:

5712 East 25thAvenue Spokane, WA 99223 USA

2 . I graduated witha Bachelor of Science Degree in Geology from Washington State University in 1982.

3 . I am a Licensed Professional Geologist #1971 in the State of Washington, a Certified Environmental Geologist in the State of California, and a member in good standing of the Canadian Institute of Mining, Metallurgy and Petroleum.

4 . I have worked as a geologist for a total of 26 years.

5 . I have read the definition of “Qualified Person”set out in National Instrument 43~101 (NI 43~101) and certifythat by reason of my education, affiliation witha professional association (as defined inNI 43~101) and past relevant work experience, I fulfill the requirements to be a “Qualified Person” for the purposes of NI 43~101.

6 . I am responsible for the preparation of the technical report titled Technical Report, La Currita Project, Chihuahua, Mexico and dated September ????, 2005 (the “Technical Report) relating to the La Currita Project. I visited the La Currita site on June 30 –July 7, 2005.

7 . I have not had prior involvement withthe property that is the subject of this Technical Report.

8. I am not aware of any material fact or material change withrespect to the subject matter of the Technical Report that is not reflected inthe Technical Report, the omission to disclose which makes the Technical Report misleading.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

9.

I am independent of the issuer applying all of the tests in Section 1.5 of National Instrument 43-101.

10.

I have read National Instrument 43-101 and Form 43-101F, and the Technical Report has been prepared in compliance with that instrument and form.

11.

I consent to the filing of the Technical Report with any stock exchange and other regulatory authority and any publication by them, including electronic publication in the public company files on their websites accessible by the public, of the Technical Report.

Dated this 8th day of October, 2005

Signature of Qualified Person

Printed Name of Qualified Person Jon H. Lehmann

Jon Lehmann, L.P.G.

52 5712 fA 25++' Avenue

ir~k,~tte', WA 99223 (509) 535-8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

APPENDIX A

ALS CHEMEX LABORATORY

CERTIFICATES

Jon Lehmann, L.P.G.

54 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 1
Finalized Date: 19-JUL-2005
Account: JONLEH

CERTIFICATE HE05055816

Project: AMER. STELLAR
P.O. No.:
This report is for 16 Rock samples submitted to our lab in Chihuahua, CHIAPAS, Mexico on 11-JUL-2005.

The following have access to data associated with this certificate:
JON LEHMANN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
PUL-31	Pulverize split to 85% <75 um
SPL-21	Split sample - riffle splitter
CRU-31	Fine crushing - 70% <2mm

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Ag-AA46	Ore grade Ag - aqua regia/AA	AAS
Pb-AA46	Ore grade Pb - aqua regia/AA	AAS
Zn-AA46	Ore grade Zn - aqua regia/AA	AAS
ME-GRA21	Au Ag 30g FA-GRAV finish	WST-SIM
Hg-CV41	Trace Hg - cold vapor/AAS	FIMS
ME-ICP41	34 Element Aqua Regia ICP-AES	ICP-AES

To: **JON LEHMANN, L.P.G.**
ATTN: JON LEHMANN
5712 E. 25TH AVENUE
SPOKANE WA 99223

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

Jon Lehmann, L.P.G.

55 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 2 - A
Total # Pages: 2 (A - C)
Finalized Date: 19-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

CERTIFICATE OF ANALYSIS HE05055816

Sample Description	WEI-21	ME-GRA21	ME-GRA21	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41
Method / **Analyte**	Recvd Wt.	Au	Ag	Ag	Al	As	B	Ba	Be	Bi	Ca	Cd	Co	Cr	Cu
Units	kg	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm
LOR	0.02	0.05	5	0.2	0.01	2	10	10	0.5	2	0.01	0.5	1	1	1
M-1	0.88	0.35	9	4.4	0.65	39	<10	40	0.9	<2	0.14	4.6	11	13	102
M-2	0.86	9.41	26	21.8	0.29	4	<10	20	<0.5	2	0.30	1.2	3	9	28
M-3	1.52	3.62	21	15.5	0.32	10	<10	10	<0.5	2	0.12	<0.5	3	10	29
M-4	Not Recvd														
CUIT-1	0.92	0.22	7	6.9	0.63	104	<10	60	<0.5	5	0.09	<0.5	5	16	438
SL-1	1.12	85.2	339	>100	1.93	94	<10	200	2.9	104	0.33	172.5	23	25	965
SL-2	0.44	2.26	356	>100	1.17	1630	<10	10	<0.5	181	0.06	353	6	1	504
SJ-1	1.22	1.07	103	>100	0.71	17	<10	80	0.5	2	0.03	7.4	2	8	73
LC-1	0.92	0.17	21	18.4	0.34	97	10	110	<0.5	10	17.4	15.9	6	2	27
LC-2	1.66	58.6	729	>100	0.10	12	<10	80	<0.5	<2	0.55	1.2	<1	14	69
LC-3	1.00	0.62	5	5.3	1.27	38	10	110	0.9	<2	0.70	1.9	13	8	26
GDLR-1	1.12	13.10	152	>100	0.48	371	<10	140	1.2	<2	0.04	2.1	3	13	180
GDLR-2	1.20	1.70	14	12.0	0.15	104	<10	50	<0.5	<2	0.03	1.2	1	16	48
GDLR-3	1.00	0.40	6	2.9	0.34	88	<10	40	<0.5	<2	0.01	0.9	<1	8	51
SM-1	1.20	1.54	502	>100	0.24	156	<10	190	2.0	<2	0.01	0.8	2	50	110
SM-2	1.56	1.09	330	>100	0.38	113	<10	150	1.0	<2	0.02	1.3	2	24	25

Jon Lehmann, L.P.G.

56 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 1
Finalized Date: 19-JUL-2005
Account: JONLEH

QC CERTIFICATE HE05055816

Project: AMER. STELLAR
P.O. No.:
This report is for 16 Rock samples submitted to our lab in Chihuahua, CHIAPAS, Mexico on 11-JUL-2005.

The following have access to data associated with this certificate:

JON LEHMANN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
PUL-31	Pulverize split to 85% <75 um
SPL-21	Split sample - riffle splitter
CRU-31	Fine crushing - 70% <2mm

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
Ag-AA46	Ore grade Ag - aqua regia/AA	AAS
Pb-AA46	Ore grade Pb - aqua regia/AA	AAS
Zn-AA46	Ore grade Zn - aqua regia/AA	AAS
ME-GRA21	Au Ag 30g FA-GRAV finish	WST-SIM
Hg-CV41	Trace Hg - cold vapor/AAS	FIMS
ME-ICP41	34 Element Aqua Regia ICP-AES	ICP-AES

To: **JON LEHMANN, L.P.G.**
ATTN: JON LEHMANN
5712 E. 25TH AVENUE
SPOKANE WA 99223

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

Jon Lehmann, L.P.G.

59 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 2 - B
Total # Pages: 3 (A - C)
Finalized Date: 19-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

QC CERTIFICATE OF ANALYSIS HE05055816

Method	ME-ICP41	Hg-CV41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41
Analyte	Ga	Hg	K	La	Mg	Mn	Mo	Na	Ni	P	Pb	S	Sb	Sc	Sr
Units	ppm	ppm	%	ppm	%	ppm	ppm	%	ppm	ppm	ppm	%	ppm	ppm	ppm
Sample Description / LOR	10	0.01	0.01	10	0.01	5	1	0.01	1	10	2	0.01	2	1	1
STANDARDS															
G2000	10	0.78	0.41	20	0.65	550	5	0.03	283	930	657	0.27	24	7	68
G2000	10	0.74	0.41	20	0.65	554	5	0.03	271	930	695	0.28	24	7	69
Target Range - Lower Bound	<10	0.68	0.38	<10	0.60	506	4	0.02	256	840	601	0.22	19	6	59
Upper Bound	20	0.81	0.48	40	0.76	630	8	0.04	316	1050	739	0.30	27	9	74
GBM399-5															
GBM399-5															
GBM399-5															
GBM399-5															
Target Range - Lower Bound															
Upper Bound															
OXP32															
Target Range - Lower Bound															
Upper Bound															
Pb-106	<10	0.17	0.22	<10	0.29	599	34	0.03	9	230	5060	1.24	62	1	211
Target Range - Lower Bound	<10		0.18	<10	0.25	538	31	<0.01	6	180	4660	1.09	48	<1	184
Upper Bound	20		0.25	20	0.33	668	41	0.04	10	250	5700	1.35	64	2	227
Pb-107															
Pb-107															
Pb-107															
Pb-107															
Target Range - Lower Bound															
Upper Bound															
SP17															
SP17															
SP17															
Target Range - Lower Bound															
Upper Bound															
BLANKS															
BLANK	<10	<0.01	<0.01	<10	<0.01	<5	<1	<0.01	<1	<10	<2	<0.01	<2	<1	<1
BLANK															
BLANK															
BLANK															
BLANK															
BLANK															
BLANK															
BLANK															
Target Range - Lower Bound	<10	<0.01	<0.01	<10	<0.01	<5	<1	<0.01	<1	<10	<2	<0.01	<2	<1	<1
Upper Bound	20	0.02	0.02	20	0.02	10	2	0.02	2	20	4	0.02	4	2	2

Jon Lehmann, L.P.G. 5712 E. 25th Avenue Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 3 - A
Total # Pages: 3 (A - C)
Finalized Date: 19-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

QC CERTIFICATE OF ANALYSIS HE05055816

Sample Description / Method / Analyte / Units / LOR	ME-GRA21 Au ppm 0.05	ME-GRA21 Ag ppm 5	ME-ICP41 Ag ppm 0.2	ME-ICP41 Al % 0.01	ME-ICP41 As ppm 2	ME-ICP41 B ppm 10	ME-ICP41 Ba ppm 10	ME-ICP41 Be ppm 0.5	ME-ICP41 Bi ppm 2	ME-ICP41 Ca % 0.01	ME-ICP41 Cd ppm 0.5	ME-ICP41 Co ppm 1	ME-ICP41 Cr ppm 1	ME-ICP41 Cu ppm 1	ME-ICP41 Fe % 0.01
DUPLICATES															
ORIGINAL															
DUP															
Target Range - Lower Bound															
Upper Bound															
SL-2	2.26	356	>100	1.17	1630	<10	10	<0.5	181	0.06	353	6	1	504	20.7
DUP	2.09	353	>100	1.31	1640	<10	10	<0.5	184	0.06	357	6	1	512	20.7
Target Range - Lower Bound	1.99	323	94.6	1.16	1550	<10	<10	<0.5	169	0.04	336	4	<1	481	19.65
Upper Bound	2.41	378	100.0	1.32	1720	20	20	1.0	196	0.08	374	8	2	535	21.8
ORIGINAL															
DUP															
Target Range - Lower Bound															
Upper Bound															
ORIGINAL															
DUP															
Target Range - Lower Bound															
Upper Bound

Jon Lehmann, L.P.G.

63 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 3 - C
Total # Pages: 3 (A - C)
Finalized Date: 19-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

QC CERTIFICATE OF ANALYSIS HE05055816

Sample Description	Method / Analyte / Units / LOR	ME-ICP41 Ti % 0.01	ME-ICP41 Tl ppm 10	ME-ICP41 U ppm 10	ME-ICP41 V ppm 1	ME-ICP41 W ppm 10	ME-ICP41 Zn ppm 2	Ag-AA46 Ag ppm 1	Pb-AA46 Pb % 0.01	Zn-AA46 Zn % 0.01
DUPLICATES										
ORIGINAL								176		
DUP								177		
Target Range - Lower Bound								170		
Upper Bound								183		
SL-2		<0.01	<10	<10	86	10	>10000	382	8.56	3.76
DUP		<0.01	<10	<10	95	<10	>10000	386	8.53	3.78
Target Range - Lower Bound		<0.01	<10	<10	84	<10	9500	372	8.31	3.66
Upper Bound		0.02	20	20	97	20	>10000	396	8.78	3.88
ORIGINAL								360		
DUP								355		
Target Range - Lower Bound								347		
Upper Bound								368		
ORIGINAL								2		
DUP								1		
Target Range - Lower Bound								<1		
Upper Bound								2

Jon Lehmann, L.P.G.

65 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 1
Finalized Date: 16-JUL-2005
This copy reported on 18-JUL-2005
Account: JONLEH

CERTIFICATE HE05055815

Project: AMER. STELLAR
P.O. No.:
This report is for 4 Pulp samples submitted to our lab in Chihuahua, CHIAPAS, Mexico on 11-JUL-2005.
The following have access to data associated with this certificate:

JON LEHMANN		

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-24	Pulp Login - Rcd w/o Barcode

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
ME-GRA21	Au Ag 30g FA-GRAV finish	WST-SIM
Hg-CV41	Trace Hg - cold vapor/AAS	FIMS
ME-ICP41	34 Element Aqua Regia ICP-AES	ICP-AES

To: **JON LEHMANN, L.P.G.**
ATTN: JON LEHMANN
5712 E. 25TH AVENUE
SPOKANE WA 99223

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

Jon Lehmann, L.P.G.

66 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 2 - C
Total # Pages: 2 (A - C)
Finalized Date: 16-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

CERTIFICATE OF ANALYSIS HE05055815

Sample Description	Method	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41
	Analyte	Sr	Ti	Tl	U	V	W	Zn
	Units	ppm	%	ppm	ppm	ppm	ppm	ppm
	LOR	1	0.01	10	10	1	10	2
T-1		227	<0.01	<10	<10	10	<10	35
T-2		47	0.01	<10	<10	79	<10	193
T-3		15	0.01	<10	<10	102	<10	128
T-4		251	<0.01	<10	<10	11	<10	51

Jon Lehmann, L.P.G.

69 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 1
Finalized Date: 16-JUL-2005
This copy reported on 18-JUL-2005
Account: JONLEH

QC CERTIFICATE HE05055815

Project: AMER. STELLAR

P.O. No.:

This report is for 4 Pulp samples submitted to our lab in Chihuahua, CHIAPAS, Mexico on 11-JUL-2005.

The following have access to data associated with this certificate:

JON LEHMANN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight
LOG-24	Pulp Login - Rcd w/o Barcode

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
ME-GRA21	Au Ag 30g FA-GRAV finish	WST-SIM
Hg-CV41	Trace Hg - cold vapor/AAS	FIMS
ME-ICP41	34 Element Aqua Regia ICP-AES	ICP-AES

To: JON LEHMANN, L.P.G.
ATTN: JON LEHMANN
5712 E. 25TH AVENUE
SPOKANE WA 99223

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

Jon Lehmann, L.P.G.

70 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 2 - A
Total # Pages: 2 (A - C)
Finalized Date: 16-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

QC CERTIFICATE OF ANALYSIS HE05055815

Sample Description	Method / Analyte / Units / LOR	ME-GRA21 Au ppm 0.05	ME-GRA21 Ag ppm 5	ME-ICP41 Ag ppm 0.2	ME-ICP41 Al % 0.01	ME-ICP41 As ppm 2	ME-ICP41 B ppm 10	ME-ICP41 Ba ppm 10	ME-ICP41 Be ppm 0.5	ME-ICP41 Bi ppm 2	ME-ICP41 Ca % 0.01	ME-ICP41 Cd ppm 0.5	ME-ICP41 Co ppm 1	ME-ICP41 Cr ppm 1	ME-ICP41 Cu ppm 1	ME-ICP41 Fe % 0.01
STANDARDS																
G2000				3.1	1.88	468	10	840	0.9	2	0.51	7.1	23	70	300	3.78
G2000				8.0	1.92	467	10	840	0.9	2	0.50	7.1	22	69	301	3.78
Target Range - Lower Bound				3.0	1.66	434	<10	740	<0.5	<2	0.46	6.3	22	64	272	3.41
Upper Bound				4.1	2.06	534	20	920	1.0	4	0.58	8.9	29	80	334	4.19
Pb-106				60.6	0.66	231	<10	140	<0.5	<2	1.72	51.8	2	38	6150	1.58
Target Range - Lower Bound				52.2	0.55	215	<10	110	<0.5	<2	1.56	49.5	<1	37	5530	1.39
Upper Bound				64.3	0.69	268	20	160	1.0	6	1.92	61.6	2	47	6770	1.72
SP17		18.30	63													
SP17		18.30	64													
Target Range - Lower Bound		16.80	50													
Upper Bound		19.45	68													
BLANKS																
BLANK				<0.2	<0.01	<2	<10	<10	<0.5	<2	<0.01	<0.5	<1	<1	<1	<0.01
BLANK		<0.05	<5													
Target Range - Lower Bound		<0.05	<5	<0.2	<0.01	<2	<10	<10	<0.5	<2	<0.01	<0.5	<1	<1	<1	<0.01
Upper Bound		0.10	10	0.4	0.02	4	20	20	1.0	4	0.02	1.0	2	2	2	0.02
DUPLICATES																
SL-2				>100	1.17	1630	<10	10	<0.5	181	0.06	353	6	1	504	20.7
DUP		2.09	353	>100	1.31	1640	<10	10	<0.5	184	0.06	357	6	1	512	20.7
Target Range - Lower Bound		1.89	325	94.6	1.16	1550	<10	<10	<0.5	169	0.04	336	4	<1	481	19.65
Upper Bound		2.29	381	100.0	1.32	1720	20	20	1.0	196	0.08	374	8	2	535	21.8

Jon Lehmann, L.P.G.

71 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 2 - B
Total # Pages: 2 (A - C)
Finalized Date: 16-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

QC CERTIFICATE OF ANALYSIS HE05055815

Sample Description	ME-ICP41	Hg-CV41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41
Analyte	Ga	Hg	K	La	Mg	Mn	Mo	Na	Ni	P	Pb	S	Sb	Sc	Sr
Units	ppm	ppm	%	ppm	%	ppm	ppm	%	ppm	ppm	ppm	%	ppm	ppm	ppm
LOR	10	0.01	0.01	10	0.01	5	1	0.01	1	10	2	0.01	2	1	1
STANDARDS															
G2000	10	0.78	0.41	20	0.65	550	5	0.03	283	930	657	0.27	24	7	68
G2000	10	0.74	0.41	20	0.65	554	5	0.03	271	930	695	0.28	24	7	69
Target Range - Lower Bound	<10	0.68	0.38	<10	0.60	506	4	0.02	256	840	601	0.22	19	6	59
Upper Bound	20	0.81	0.48	40	0.76	630	8	0.04	316	1050	739	0.30	27	9	74
Pb-106	<10	0.17	0.22	<10	0.29	599	34	0.03	9	230	5060	1.24	62	1	211
Target Range - Lower Bound	<10		0.18	<10	0.25	538	31	<0.01	6	180	4660	1.09	48	<1	184
Upper Bound	20		0.25	20	0.33	668	41	0.04	10	250	5700	1.35	64	2	227
SP17															
SP17															
Target Range - Lower Bound															
Upper Bound															
BLANKS															
BLANK	<10	<0.01	<0.01	<10	<0.01	<5	<1	<0.01	<1	<10	<2	<0.01	<2	<1	<1
BLANK															
Target Range - Lower Bound	<10	<0.01	<0.01	<10	<0.01	<5	<1	<0.01	<1	<10	<2	<0.01	<2	<1	<1
Upper Bound	20	0.02	0.02	20	0.02	10	2	0.02	2	20	4	0.02	4	2	2
DUPLICATES															
SL-2	20	1.56	0.05	10	0.15	568	<1	0.01	5	280	>10000	>10.0	5	1	25
DUP	20	1.59	0.05	10	0.16	578	1	0.01	7	300	>10000	>10.0	4	1	25
Target Range - Lower Bound	<10	1.48	0.03	<10	0.13	534	<1	<0.01	4	260	9500	9.48	<2	<1	22
Upper Bound	40	1.67	0.07	20	0.18	612	2	0.02	8	320	>10000	10.00	9	2	28

Jon Lehmann, L.P.G.

72 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 1
Finalized Date: 26-JUL-2005
Account: JONLEH

CERTIFICATE HE05055814

Project: LA CURRITA
P.O. No.:
This report is for 1 Concentrate sample submitted to our lab in Chihuahua, CHIAPAS, Mexico on 11-JUL-2005.
The following have access to data associated with this certificate:
JON LEHMANN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	
Au-CON01	Control Au - Fire Assay	
Au-CONRep1	Control Au - First Fusion	WST-SIM
Au-CONRep2	Control Au - Second Fusion	WST-SIM
Au-CONRep3	Control Au - Third Fusion	WST-SIM
Au-CONRep4	Control Au - Fourth Fusion	WST-SIM
Ag-CON01	Ag Concentrate	

To: **JON LEHMANN, L.P.G.**
ATTN: JON LEHMANN
5712 E. 25TH AVENUE
SPOKANE WA 99223

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

Jon Lehmann, L.P.G.

74 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 2 - A
Total # Pages: 2 (A)
Finalized Date: 26-JUL-2005
Account: JONLEH

Project: LA CURRITA

CERTIFICATE OF ANALYSIS HE05055814

Sample Description	Method / Analyte / Units / LOR	WEI-21 Recvd Wt. kg 0.02	Au-CON01 Au ppm 0.07	Ag-CON01 Ag ppm 0.7
C-1		0.08	233.23	21396

Jon Lehmann, L.P.G.

75 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 1
Finalized Date: 26-JUL-2005
Account: JONLEH

QC CERTIFICATE HE05055814

Project: LA CURRITA
P.O. No.:
This report is for 1 Concentrate sample submitted to our lab in Chihuahua, CHIAPAS, Mexico on 11-JUL-2005.
The following have access to data associated with this certificate:
JON LEHMANN

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
WEI-21	Received Sample Weight

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	
Au-CON01	Control Au - Fire Assay	
Au-CONRep1	Control Au - First Fusion	WST-SIM
Au-CONRep2	Control Au - Second Fusion	WST-SIM
Au-CONRep3	Control Au - Third Fusion	WST-SIM
Au-CONRep4	Control Au - Fourth Fusion	WST-SIM
Ag-CON01	Ag Concentrate	

To: **JON LEHMANN, L.P.G.**
ATTN: JON LEHMANN
5712 E. 25TH AVENUE
SPOKANE WA 99223

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

Jon Lehmann, L.P.G.

76 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Technical Report, La Currita Project, Chihuahua, Mexico American Stellar Energy, Inc.

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 2 - A
Total # Pages: 2 (A)
Finalized Date: 26-JUL-2005
Account: JONLEH

Project: LA CURRITA

QC CERTIFICATE OF ANALYSIS HE05055814

Sample Description	Method / Analyte / Units / LOR: Ag-CON01 / Ag / ppm / 0.7
DUPLICATES	
C-1	21396
DUP	21354
Target Range - Lower Bound	20839
Upper Bound	21911

Jon Lehmann, L.P.G.

77 5712 E. 25th Avenue

Spokane, WA 99223 (509) 535~8452

Endnotes

Page

SILVER STANDARD
MEXICO, S.A. DE C.V.
UNIDAD MINERA LA CURRITA
VETA LA CURRITA
AVANCE DE OBRA MINERA Y BARRENACION
ESCALA GRAFICA
0 10 25 50 100
METROS
MODIFICADO DE:
9700N
9800N
9900N
10000N
10100N
ELEVACION 1300 MSNM
1200 M
NIVEL 3 S
NIVEL 4 S
NIVEL 5 S
NIVEL 4 N
NIVEL 5 N
NIVEL 5 1/2
RAMPA N
RAMPA 1
RAMPA 2
RAMPA 3
RAMPA 2
RAMPA 3
REBAJE SUR
REBAJE NORTE
AREA MINADA
BANCO UNO
BANCO DOS
BANCO TRES
BANCO UNO SULEMA
CAMINO
CAMINO
ARROYO
SOCAVON DE ACCESO
TIRO
CONTRAPOZO 9775N
AVANCE A JULIO 04
BNO LCD-02
BNO LCD-01
BNO LCD-05
BNO LCD-08

28

Jon Lehmann, L.P.G. 5712 E. 25th Avenue Spokane, WA 99223 (509) 535~8452

Scal: 1:25,000

Oigocene Rhyolite

Eocene Andesite and volcaniclastic sediments

ALS Chemex

EXCELLENCE IN ANALYTICAL CHEMISTRY

ALS USA Inc.

994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 2 - B
Total # Pages: 2 (A - C)
Finalized Date: 19-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

CERTIFICATE OF ANALYSIS HE05055816

Sample Description	Method	ME-ICP41	ME-ICP41	Hg-CV41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41
	Analyte	Fe	Ga	Hg	K	La	Mg	Mn	Mo	Na	Ni	P	Pb	S	Sb	Sc
	Units	%	ppm	ppm	%	ppm	%	ppm	ppm	%	ppm	ppm	ppm	%	ppm	ppm
	LOR	0.01	10	0.01	0.01	10	0.01	5	1	0.01	1	10	2	0.01	2	1
M-1		4.36	<10	0.02	0.22	10	0.17	374	4	<0.01	12	330	87	0.01	5	1
M-2		0.48	<10	0.01	0.18	10	0.03	78	3	0.01	3	230	155	0.04	2	<1
M-3		0.76	<10	0.01	0.14	10	0.04	64	2	<0.01	5	100	23	0.01	2	<1
M-4																
CUIT-1		2.89	<10	0.02	0.20	10	0.23	119	9	0.03	5	510	391	1.65	5	3
SL-1		11.85	20	1.22	0.07	10	1.22	17700	<1	0.01	29	1140	>10000	1.24	6	7
SL-2		20.7	20	1.56	0.05	10	0.15	568	<1	0.01	5	280	>10000	>10.0	5	1
SJ-1		1.54	<10	0.10	0.07	10	0.05	490	<1	<0.01	4	560	2640	0.06	2	3
LC-1		2.64	<10	0.20	0.08	10	0.35	5460	1	0.01	5	790	3820	0.92	2	5
LC-2		0.47	<10	0.12	0.01	<10	0.02	2680	<1	<0.01	<1	20	156	0.02	16	<1
LC-3		5.13	10	0.17	0.16	20	0.67	1995	1	0.02	5	1620	198	0.04	8	9
GDLR-1		1.74	10	13.30	0.04	10	0.09	227	3	<0.01	<1	380	3450	0.03	17	1
GDLR-2		0.78	<10	1.33	0.02	<10	0.01	370	<1	<0.01	1	60	597	0.01	10	1
GDLR-3		1.09	<10	0.25	0.13	10	<0.01	54	3	<0.01	1	230	1095	0.03	4	<1
SM-1		3.87	<10	20.6	0.02	<10	<0.01	9000	21	<0.01	1	230	1100	0.03	256	1
SM-2		2.86	<10	21.2	0.04	<10	0.02	1115	6	<0.01	4	140	400	0.02	38	1

57

Jon Lehmann, L.P.G. 5712 E. 25th Avenue Spokane, WA 99223 (509) 535~8452

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 2 - C
Total # Pages: 2 (A - C)
Finalized Date: 19-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

CERTIFICATE OF ANALYSIS HE05055816

Sample Description	Method / Analyte / Units / LOR	ME-ICP41 Sr ppm 1	ME-ICP41 Ti % 0.01	ME-ICP41 Tl ppm 10	ME-ICP41 U ppm 10	ME-ICP41 V ppm 1	ME-ICP41 W ppm 10	ME-ICP41 Zn ppm 2	Ag-AA46 Ag ppm 1	Pb-AA46 Pb % 0.01	Zn-AA46 Zn % 0.01
M-1		8	0.02	<10	<10	44	10	141			
M-2		7	0.01	<10	<10	5	<10	37			
M-3		5	0.02	<10	<10	8	<10	19			
M-4											
CUIT-1		23	0.09	<10	<10	26	<10	43			
SL-1		14	0.14	10	<10	125	20	>10000	359	2.37	1.68
SL-2		25	<0.01	<10	<10	86	10	>10000	382	8.56	3.76
SJ-1		12	0.01	<10	<10	21	<10	1110	95		
LC-1		134	0.01	10	<10	39	<10	1520			
LC-2		14	<0.01	<10	<10	21	<10	110	732		
LC-3		62	0.06	<10	<10	164	<10	148			
GDLR-1		7	<0.01	<10	<10	294	<10	6740	152		
GDLR-2		4	<0.01	<10	<10	69	10	168			
GDLR-3		3	<0.01	<10	<10	22	<10	213			
SM-1		10	0.01	<10	<10	196	160	219	476		
SM-2		10	0.01	<10	<10	75	30	190	341		

Jon Lehmann, L.P.G. 5712 E. 25th Avenue Spokane, WA 99223 (509) 535~8452

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Project: AMER. STELLAR

Page: 2 - A
Total # Pages: 3 (A - C)
Finalized Date: 19-JUL-2005
Account: JONLEH

QC CERTIFICATE OF ANALYSIS HE05055816

Sample Description — Method / Analyte / Units / LOR	ME-GRA21 Au ppm 0.05	ME-GRA21 Ag ppm 5	ME-ICP41 Ag ppm 0.2	ME-ICP41 Al % 0.01	ME-ICP41 As ppm 2	ME-ICP41 B ppm 10	ME-ICP41 Ba ppm 10	ME-ICP41 Be ppm 0.5	ME-ICP41 Bi ppm 2	ME-ICP41 Ca % 0.01	ME-ICP41 Cd ppm 0.5	ME-ICP41 Co ppm 1	ME-ICP41 Cr ppm 1	ME-ICP41 Cu ppm 1	ME-ICP41 Fe % 0.01
STANDARDS															
G2000			3.1	1.88	468	10	840	0.9	2	0.51	7.1	23	70	300	3.78
G2000			8.0	1.92	467	10	840	0.9	2	0.50	7.1	22	69	301	3.78
Target Range - Lower Bound			3.0	1.66	434	<10	740	<0.5	<2	0.46	6.3	22	64	272	3.41
Upper Bound			4.1	2.06	534	20	920	1.0	4	0.58	8.9	29	80	334	4.19
GBM399-5															
GBM399-5															
GBM399-5															
GBM399-5															
Target Range - Lower Bound															
Upper Bound															
OXP32	15.25	13													
Target Range - Lower Bound	13.90	10													
Upper Bound	16.10	22													
Pb-106			60.6	0.66	231	<10	140	<0.5	<2	1.72	51.8	2	38	6150	1.58
Target Range - Lower Bound			52.2	0.55	215	<10	110	<0.5	<2	1.56	49.5	<1	37	5530	1.39
Upper Bound			64.3	0.69	268	20	160	1.0	6	1.92	61.6	2	47	6770	1.72
Pb-107															
Pb-107															
Pb-107															
Pb-107															
Target Range - Lower Bound															
Upper Bound															
SP17	18.30	63													
SP17	18.30	64													
SP17	18.35	51													
Target Range - Lower Bound	16.80	50													
Upper Bound	19.45	68													
BLANKS															
BLANK			<0.2	<0.01	<2	<10	<10	<0.5	<2	<0.01	<0.5	<1	<1	<1	<0.01
BLANK	<0.05	<5													
BLANK	<0.05	<5													
BLANK															
BLANK															
BLANK															
BLANK	<0.05	<5													
BLANK															
Target Range - Lower Bound	<0.05	<5	<0.2	<0.01	<2	<10	<10	<0.5	<2	<0.01	<0.5	<1	<1	<1	<0.01
Upper Bound	0.10	10	0.4	0.02	4	20	20	1.0	4	0.02	1.0	2	2	2	0.02

Jon Lehmann, L.P.G. 5712 E. 25th Avenue Spokane, WA 99223 (509) 535~8452

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 2 - C
Total # Pages: 3 (A - C)
Finalized Date: 19-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

QC CERTIFICATE OF ANALYSIS HE05055816

Sample Description / Method	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	ME-ICP41	Ag-AA46	Pb-AA46	Zn-AA46
Analyte	Ti	Tl	U	V	W	Zn	Ag	Pb	Zn
Units	%	ppm	ppm	ppm	ppm	ppm	ppm	%	%
LOR	0.01	10	10	1	10	2	1	0.01	0.01
STANDARDS									
G2000	0.05	<10	<10	64	<10	1240			
G2000	0.05	<10	<10	64	<10	1265			
Target Range - Lower Bound	0.04	<10	<10	59	<10	1130			
Upper Bound	0.07	20	20	74	20	1385			
GBM399-5							25	2.18	0.97
GBM399-5							24		
GBM399-5							24		
GBM399-5							26		
Target Range - Lower Bound							22	2.03	0.91
Upper Bound							26	2.20	0.99
OXP32									
Target Range - Lower Bound									
Upper Bound									
Pb-106	0.01	<10	<10	12	<10	8270			
Target Range - Lower Bound	<0.01	<10	<10	10	<10	7550			
Upper Bound	0.02	20	20	14	20	9240			
Pb-107							177	1.81	2.82
Pb-107							174		
Pb-107							175		
Pb-107							173		
Target Range - Lower Bound							164	1.75	2.69
Upper Bound							178	1.89	2.91
SP17									
SP17									
SP17									
Target Range - Lower Bound									
Upper Bound									
BLANKS									
BLANK	<0.01	<10	<10	<1	<10	<2			
BLANK									
BLANK									
BLANK							<1	<0.01	<0.01
BLANK							<1		
BLANK							1		
BLANK									
BLANK							<1		
Target Range - Lower Bound	<0.01	<10	<10	<1	<10	<2	<1	<0.01	<0.01
Upper Bound	0.02	20	20	2	20	4	2	0.02	0.02

62

Jon Lehmann, L.P.G. 5712 E. 25th Avenue Spokane, WA 99223 (509) 535~8452

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 3 - B
Total # Pages: 3 (A - C)
Finalized Date: 19-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

QC CERTIFICATE OF ANALYSIS HE05055816

Sample Description / Method / Analyte / Units / LOR	ME-ICP41 Ga ppm 10	Hg-CV41 Hg ppm 0.01	ME-ICP41 K % 0.01	ME-ICP41 La ppm 10	ME-ICP41 Mg % 0.01	ME-ICP41 Mn ppm 5	ME-ICP41 Mo ppm 1	ME-ICP41 Na % 0.01	ME-ICP41 Ni ppm 1	ME-ICP41 P ppm 10	ME-ICP41 Pb ppm 2	ME-ICP41 S % 0.01	ME-ICP41 Sb ppm 2	ME-ICP41 Sc ppm 1	ME-ICP41 Sr ppm 1
DUPLICATES															
ORIGINAL															
DUP															
Target Range - Lower Bound															
Upper Bound															
SL-2	20	1.56	0.05	10	0.15	568	<1	0.01	5	280	>10000	>10.0	5	1	25
DUP	20	1.59	0.05	10	0.16	578	1	0.01	7	300	>10000	>10.0	4	1	25
Target Range - Lower Bound	<10	1.48	0.03	<10	0.13	534	<1	<0.01	4	260	9500	9.48	<2	<1	22
Upper Bound	40	1.67	0.07	20	0.18	612	2	0.02	8	320	>10000	10.00	9	2	28
ORIGINAL															
DUP															
Target Range - Lower Bound															
Upper Bound															
ORIGINAL															
DUP															
Target Range - Lower Bound															
Upper Bound															

Jon Lehmann, L.P.G. 5712 E. 25th Avenue Spokane, WA 99223 (509) 535~8452

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY
ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 2 - A
Total # Pages: 2 (A - C)
Finalized Date: 16-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

CERTIFICATE OF ANALYSIS HE05055815

Sample Description	Method / Analyte / Units / LOR	WEI-21 Recvd Wt. kg 0.02	ME-GRA21 Au ppm 0.05	ME-GRA21 Ag ppm 5	ME-ICP41 Ag ppm 0.2	ME-ICP41 Al % 0.01	ME-ICP41 As ppm 2	ME-ICP41 B ppm 10	ME-ICP41 Ba ppm 10	ME-ICP41 Be ppm 0.5	ME-ICP41 Bi ppm 2	ME-ICP41 Ca % 0.01	ME-ICP41 Cd ppm 0.5	ME-ICP41 Co ppm 1	ME-ICP41 Cr ppm 1	ME-ICP41 Cu ppm 1
T-1		0.06	0.58	49	39.8	0.03	14	<10	40	<0.5	<2	21.6	0.6	<1	63	298
T-2		0.04	1.09	21	25.2	0.17	47	<10	20	0.9	<2	4.41	7.2	6	76	337
T-3		0.04	0.26	14	9.0	0.19	69	<10	20	<0.5	3	2.20	1.9	11	71	321
T-4		0.04	0.64	25	22.3	0.07	9	<10	60	<0.5	<2	20.6	0.6	1	54	251

Jon Lehmann, L.P.G. 5712 E. 25th Avenue Spokane, WA 99223 (509) 535~8452

Page: 2 - B
Total # Pages: 2 (A - C)

ALS Chemex
EXCELLENCE IN ANALYTICAL CHEMISTRY

ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Finalized Date: 16-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

CERTIFICATE OF ANALYSIS HE05055815

Sample Description	Method / Analyte / Units / LOR	ME-ICP41 Fe % 0.01	ME-ICP41 Ga ppm 10	Hg-CV41 Hg ppm 0.01	ME-ICP41 K % 0.01	ME-ICP41 La ppm 10	ME-ICP41 Mg % 0.01	ME-ICP41 Mn ppm 5	ME-ICP41 Mo ppm 1	ME-ICP41 Na % 0.01	ME-ICP41 Ni ppm 1	ME-ICP41 P ppm 10	ME-ICP41 Pb ppm 2	ME-ICP41 S % 0.01	ME-ICP41 Sb ppm 2	ME-ICP41 Sc ppm 1
T-1		2.04	<10	0.22	<0.01	<10	0.03	5300	1	0.01	4	30	17	0.06	5	<1
T-2		3.95	<10	0.31	0.05	<10	0.39	3730	1	0.01	10	350	113	0.08	3	2
T-3		4.35	<10	0.20	0.07	10	0.06	2130	<1	0.01	12	380	24	0.09	3	4
T-4		1.90	<10	0.32	0.01	<10	0.09	6200	1	0.02	3	60	18	0.05	3	<1

Jon Lehmann, L.P.G. 5712 E. 25th Avenue Spokane, WA 99223 (509) 535~8452

ALS Chemex

EXCELLENCE IN ANALYTICAL CHEMISTRY

ALS USA Inc.
994 Glendale Avenue, Unit 3
Sparks NV 89431-5730
Phone: 775 356 5395 Fax: 775 355 0179 www.alschemex.com

Page: 2 - C
Total # Pages: 2 (A - C)
Finalized Date: 16-JUL-2005
Account: JONLEH

Project: AMER. STELLAR

QC CERTIFICATE OF ANALYSIS HE05055815

Sample Description	Method Analyte Units LOR	ME-ICP41 Ti % 0.01	ME-ICP41 Tl ppm 10	ME-ICP41 U ppm 10	ME-ICP41 V ppm 1	ME-ICP41 W ppm 10	ME-ICP41 Zn ppm 2
STANDARDS							
G2000		0.05	<10	<10	64	<10	1240
G2000		0.05	<10	<10	64	<10	1265
Target Range - Lower Bound		0.04	<10	<10	59	<10	1130
Upper Bound		0.07	20	20	74	20	1385
Pb-106		0.01	<10	<10	12	<10	8270
Target Range - Lower Bound		<0.01	<10	<10	10	<10	7550
Upper Bound		0.02	20	20	14	20	9240
SP17							
SP17							
Target Range - Lower Bound							
Upper Bound							
BLANKS							
BLANK		<0.01	<10	<10	<1	<10	<2
BLANK							
Target Range - Lower Bound		<0.01	<10	<10	<1	<10	<2
Upper Bound		0.02	20	20	2	20	4
DUPLICATES							
SL-2		<0.01	<10	<10	86	10	>10000
DUP		<0.01	<10	<10	95	<10	>10000
Target Range - Lower Bound		<0.01	<10	<10	84	<10	9500
Upper Bound		0.02	20	20	97	20	>10000

73

Jon Lehmann, L.P.G. 5712 E. 25th Avenue Spokane, WA 99223 (509) 535~8452